UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22969

PALMER SQUARE OPPORTUNISTIC INCOME FUND

(Exact name of registrant as specified in charter)

1900 Shawnee Mission Parkway Suite 315

Mission Woods, KS 66205

(Address of principal executive offices) (Zip code)

Stacy Brice

Compliance Officer and Legal Counsel

1900 Shawnee Mission Parkway Suite 315

Mission Woods, KS 66205

(Name and address of agent for service)

(816) 994-3200

Registrant's telephone number, including area code

Date of fiscal year end: July 31

Date of reporting period: July 31, 2025

Item 1. Report to Stockholders.

(a) The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Palmer Square Opportunistic Income Fund

(PSOIX)

ANNUAL REPORT

JULY 31, 2025

Palmer Square Opportunistic Income Fund

Table of Contents

Letter to Shareholders	1
Fund Performance	11
Consolidated Schedule of Investments	12
Consolidated Statement of Assets and Liabilities	38
Consolidated Statement of Operations	39
Consolidated Statements of Changes of Net Assets	40
Consolidated Statement of Cash Flows	41
Consolidated Financial Highlights	42
Notes to Consolidated Financial Statements	43
Report of Independent Registered Public Accounting Firm	61
Supplemental Information	62
Expense Example	64

This report and the financial statements contained herein are provided for the general information of the shareholders of the Palmer Square Opportunistic Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.palmersquarefunds.com

Palmer Square Opportunistic Income Fund (PSOIX)

2025

Fund Refresher

As a refresher, the Palmer Square Opportunistic Income Fund (“PSOIX” or the “Fund”) seeks to not only capture a high level of current income, but also long-term capital appreciation by investing with a flexible mandate to find the best relative value opportunities across both corporate credit and structured credit.

Performance Summary

The Fund returned +7.27% (net of fees) for the fiscal year ending 7/31/2025. We remain confident in our positioning in CLO (Collateralized Loan Obligation) Debt, bank loans and high yield bonds as well as our belief that the total return outlook still remains very attractive. The current yield on the Fund is now 7.43%.* The 30-Day SEC Yield is 6.25% (gross of fees).

Fund Performance Net of Fees as of 7/31/2025 (inception 8/29/2014)

	YTD ‘25	2024	2023	2022	2021	2020	2019	2018	2017	2016	2015	2014[1]
PSOIX	3.78%	11.50%	18.94%	-4.48%	6.66%	5.92%	7.59%	-0.47%	11.05%	12.10%	-5.32%	-0.76%

	1 Year	3 Years	5 Years	10 Years	Since Inception Annualized[1]
PSOIX	7.27%	11.99%	9.50%	6.01%	5.85%

[1]	Inception date is August 29, 2014. Annual Expense Ratio: Gross 2.35%/Net 2.35% with expense waivers that are in effect until December 1, 2025. See expense waiver details in Notes and Disclosures. The performance returns shown above are calculated by comparing the net asset value (NAV) on the first day of the time period to the NAV on the last day of the time period and reflect reinvested dividends and capital gains. Returns less than 1 year are not annualized. The performance data quoted represents past performance and that past performance does not guarantee future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end please call 866-933-9033.

Portfolio Snapshot

Please refer to the table below for a portfolio snapshot.

	6/30/2024	9/30/2024	12/31/2024	3/31/2025	7/31/2025
Interest Rate Duration	0.36 yrs	0.40 yrs	0.40 yrs	0.43 yrs	0.40 yrs
Spread Duration	2.38 yrs	2.35 yrs	2.17 yrs	2.15 yrs	2.13 yrs
Credit Spread	471	443	397	346	347
Weighted Average Price	$99.4	$99.5	$99.8	$99.3	$99.7
Yield to Expected Call	9.10%	7.91%	7.77%	7.06%	7.00%
Yield to Maturity	8.94%	7.84%	8.02%	7.15%	7.06%
Current Yield	9.79%	9.37%	8.29%	7.48%	7.43%

Past performance does not guarantee future results.

Allocation / Attribution Summary

Select Portfolio Attribution and Characteristic Dashboard

Allocation	7/31/2025 Allocation	8/1/24 – 7/31/25 Gross Attribution	Average Price	Yield to Expected Call*
CLO Debt	72%	6.35%	$100.2	7.33%
Bank Loans	14%	1.10%	$98.8	7.47%
High Yield Bonds	5%	0.65%	$97.4	7.50%
Sub Notes	1%	0.09%	n/a	17.84%
ABS/MBS/CMBS	1%	0.11%	$91.2	12.98%

Asset-backed Securities (ABS), Mortgage-backed Securities (MBS), Commercial Mortgage-backed Securities (CMBS).

*	Please see Notes and Disclosures for definitions.

Palmer Square Capital Management LLC	1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205	www.palmersquarefunds.com

Historic Positioning Detail by Asset Type:

	6/30/2024 Allocation	9/30/2024 Allocation	12/31/2024 Allocation	3/31/2025 Allocation	7/31/2025 Allocation	8/1/24 – 7/31/25 Gross Attribution
CLO Debt	74%	72%	74%	71%	72%	6.35%
Bank Loans	17%	18%	17%	17%	14%	1.10%
High Yield Bonds	5%	6%	6%	9%	5%	0.65%
Sub Notes	3%	3%	2%	2%	1%	0.09%
ABS/MBS/CMBS	1%	1%	1%	1%	1%	0.11%

Please note the allocation above is on a gross exposure basis as a percent of NAV and does not include cash. Gross attribution does not include hedges, expenses and fees if applicable. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. Attribution refers to the process of measuring returns generated by various sources.

●	Performance and Attribution: The Fund returned +7.27% (net of fees) for the fiscal year ending 7/31/2025. After the widening in April due to the Liberation Day selloff, the positive absolute performance was driven by a broad-based rally in credit spreads during the rest of the quarter and high coupons, particularly within our CLO exposure. Also, as Fed interest rate cuts have slowly been priced out over the course of the year, technicals for floating rate products have been favorable. The Fund’s exposure to CLO debt and sub notes provided the largest contribution at +6.44%, followed by bank loans at +1.10% and HY (High Yield) bonds at +0.65%. There were no meaningful detractors during the fiscal year. Below is a summary of major benchmark performance for comparison.

Selected Indices*	Performance 8/1/24 – 7/31/25
Bloomberg U.S. Treasury Index	+4.24%
Bloomberg U.S. Aggregate Bond Index	+3.39%
Bloomberg U.S. Corporate Index	+4.17%
Bloomberg 1-3 Year U.S. Corporate Index	+5.23%
ICE BofA U.S. High Yield Index	+8.56%
iBoxx Liquid Leveraged Loan Index	+6.42%
Palmer Square CLO Senior Debt Index	+6.24%
Palmer Square CLO Debt Index	+8.87%
S&P 500 Index	+15.77%
STOXX 600 Index	+10.38%

Source: Bloomberg as of 7/31/2025. Bps = basis points or 0.01%

Macro Takeaways and Outlook

●	Tariff Uncertainty Here to Stay: We believe there remains considerable uncertainty on the scope and severity of tariffs and trade policy generally. And while there has been some token deals reached already, combined with delays and “broad strokes” agreements, we think tariff uncertainty will be a theme throughout the second Trump term.

●	Lower But Still Positive Growth: Tariffs will likely have some negative impact on growth in the near term; the consensus estimate for 2025 GDP growth declined from 2.2% to 1.5% since April. But the fears of a tariff-driven recession in April now seem exaggerated.

●	The AI Capex Boom is a $2.9 trillion private sector stimulus: This is a theme we have been amplifying for several quarters now, but it just keeps getting bigger and more impactful. Regardless of your view on the impact of AI or the valuation of AI-related companies, there is a space-race occurring to be the first mover. Companies like Meta and Google view AI as an existential threat/opportunity and are throwing hundreds of billions of dollars into the AI arena. This money is being spent and will likely continue to be spent for years, even if the ROIC ends up being disappointing. A recent report from Morgan Stanley projects AI spending to reach $2.9 trillion from 2025-2028. This surge of capital will have a significant trickle-down demand effect, including chips, datacenters, fiber, electricity, rare earths, electronics, construction, etc.

Palmer Square Capital Management LLC	1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205	www.palmersquarefunds.com

●	Fiscal Policy and Rate Volatility: On top of the largest private sector stimulus in history we also have the One Big Beautiful Bill, which codifies in 5-6% deficit spending for at least the next 3 years. This level of spending is unprecedented in peace time, but also depressingly the new status quo in Washington. This presents a very weak set up for long-end treasuries, which are dealing with both a demand problem (tariff uncertainty, de-dollarization) and a supply problem (record deficit spending). This foretells more volatility in long-end treasury yields, regardless of what the Fed does to the short-end.

●	Floating Rate as a Core Allocation: Give this backdrop of rate volatility, we think floating rate income should demand a core allocation in everyone’s portfolio. The tailwinds that once propelled the traditional core duration allocation are now secular headwinds. Not only does floating-rate neutralize rate volatility, but it also offers a significant spread pick-up versus traditional corporate credit.

●	Tighter Spreads + Less Dispersion = Discipline and Patience: The credit market has largely retraced any/all spread widening since Liberation Day. We believe this warrants near-term caution, and means investors need to be more patient and selective in the credit exposure.

Relative Value and Current Upside Potential

●	We see value in CLO debt at current levels, as spreads are still wide compared to other areas of corporate credit. If CLO debt levels return to their tight post crisis spreads, total return potential is still attractive. We currently favor newer vintage issue CLO deals with cleaner portfolios. Please see the table of indices below highlighting current price and spreads as well as potential upside from current levels. Yield to Expected (YTE) illustrates the yields if spreads were to stay the same and the bonds pull to par by maturity. The Average 1yr Upside represents an opportunity for the 1-year total return if spreads return to their 10-year average levels, and the Tight 1yr Upside represents the opportunity for the 1-year total return if spreads return to their 10-year tight levels.[1,2]

PALMER SQUARE CLO INDEX LEVELS AND 1YR UPSIDE TO AVERAGE/TIGHTS
Rating	Current Average Price	Discount Margin	Yield to Expected	Average 1yr Upside[1]	Tight 1yr Upside[2]
CLO AAA	$100.11	117	4.98%	5.63%	6.00%
CLO AA	$100.07	159	5.46%	6.12%	6.49%
CLO A	$100.14	183	5.77%	6.40%	6.78%
CLO BBB	$100.21	281	6.75%	6.79%	8.54%
CLO BB	$97.78	638	10.28%	11.53%	14.60%
CLO B	$69.92	1113	14.95%	23.58%	29.30%

Source: JPM / Intex / Palmer Square. As of 6/30/2025. Below investment grade ratings are subject to higher risks. Figures shown are not indicative of the performance of the Fund. 1Refers to the potential increase in value of the investment in one year if spreads return to 10-year average levels. 2Refers to the potential increase in value of the investment in one year if spreads return to 10-year tight levels. The potential increase in value is calculated by determining the return resulting from the positive or negative difference between the current price of the securities and the price of the securities at the respective spread levels noted in the above performance (i.e., spread levels at 10-year averages) plus the income from anticipated coupon payments over the next 12 months. For purposes of this analysis, anticipated coupon payments incorporate the forward LIBOR/SOFR curve. The presented performance does not reflect the impact of material economic and market factors on decision making, any changes to the Fund over time, and was prepared with the benefit of hindsight. Please see Notes and Disclosures for definitions.

Palmer Square Capital Management LLC	1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205	www.palmersquarefunds.com

●	CLO Allocation/Opportunity to Capture Income and Total Return: As of fiscal year-end, CLO Debt and Sub Notes accounted for 73% of the portfolio. CLO BBBs are currently trading on average at a spread of 310bps and CLO BBs are at a spread of 596bps for higher quality portfolios. We were able to take advantage of wider spreads in April, while tactically selling deals with lower quality portfolios as spreads in May and June. We continue to add to CLO portfolios that are higher quality and more liquid as we believe they will continue to outperform portfolios with more risky collateral.

●	CLO BBs remain a significant allocation in the portfolio and at current valuations offer a lot of potential value on an absolute and relative basis. As compared to HY opportunities, CLO BBs on a historical basis still look very cheap. CLO BBs currently pick up 358bps of spread versus HY, which looking back to 2012 is a 62nd percentile reading (meaning CLO BBs have been relatively cheaper only 38% of the time). The median spread differential over the same time period is 308bps, which means CLO BBs need to tighten* about 50bps just to get back to historical average levels vs HY. Also of note, HY and IG spreads have tightened more relative to CLOs during the rally in May and June

CLO BB vs HY Spreads

Source: Bloomberg as of 6/30/2025. Current performance is not a guarantee of future performance of the Fund. LF980AS is the Bloomberg U.S. Corporate High Yield Option-Adjusted Index. PSBBDMSF is the Palmer Square CLO BB Discount Margin Index.

●	Bank Loan Allocation: As of fiscal year-end, bank loan exposure was 14% of the portfolio. April’s tariff-related disruption was very short-lived, as the strong technical in loans meant prices snapped back quickly once the administration announced a 90 day pause on tariffs. The window to deploy capital at dislocated prices was narrow, yielding few opportunities. However, the quick rally meant the primary market reopened very quickly after shutting for the month of April. This generated a decent number of new money opportunities at attractive spreads throughout May and into June. We continue to view the asset class as attractive given the combination of high current income and low interest rate duration (particularly given the uncertainty in rates). We plan to focus our efforts on selecting high quality credits in the primary market, as well as total return opportunities.

Palmer Square Capital Management LLC	1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205	www.palmersquarefunds.com

*	Please see Notes and Disclosure for definitions.

●	High Yield Bond Allocation: As of fiscal year-end, HY corporate bond exposure was 5% of the portfolio. Early in 2025, tariff-related market swings led to appealing secondary market opportunities. Bonds with minimal tariff exposure were indiscriminately sold off, allowing us to boost our HY exposure at favorable spread levels. We gradually reduced HY exposure throughout the remainder of the fiscal year as spreads continued to grind tighter. Although secondary spreads became less compelling near the end of the fiscal year, a very active primary market in June did produce attractive new issue opportunities in both the US and Europe. The HY corporate bond allocation is likely to remain at or near current levels with a focus on idiosyncratic total return opportunities.

Outlook / Focus on CLO Relative Value

●	CLO Issuance Forecast and Outlook: CLO issuance set a new record in 2024 at $201bn, up about 73% from 2023 levels. Reset/refi activity has also exploded higher with $306bn priced in 2024. The size of the CLO market continues to grow in the U.S. and has surpassed $1 trillion and $1.4 trillion globally, which is now the largest credit sector within securitized products. Demand continued in 2025 with $96.8B in new issue (-4% YoY) and $159B in refi/resets.

Fundamentals

●	Loan defaults including restructurings are above long-term averages at 3.79% including distressed exchanges (down from 4.49% in Q4 2024 and 3.86% Q1 2025), however current defaults in CLO portfolios are lower at 0.46%. We foresee defaults to settle in during the year and remain in the 2-3% range, closer to long-term averages. The percentage of underlying CLO collateral trading at distressed levels (under $80) is currently around 3.26%, which is typically a good barometer of future defaults (Palmer Square deals are much lower in the 1-3% range). Also, loans with maturities before 2026 represent a small portion of the loan market at about 3%, meaning refinancing risk is low. The current CCC% in CLO portfolios is 4.5% range and continue to slowly trend lower since the highs in 2023 and still have ample cushion to withstand an uptick in downgrades.

Palmer Square Capital Management LLC	1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205	www.palmersquarefunds.com

Exhibit 1: Loan default rates below recent highs

Source: J.P. Morgan; PitchBook Data, Inc; Bloomberg Finance L.P.; S&P/IHSMark; Data as of 6/30/2025

Exhibit 2: Loan maturities by YE 2026 came down by $215bn (79%) in 2024 and continue to decline

Source: ICE, Pitchbook LCD, Morgan Stanley Research as of 6/30/2025

Exhibit 3: Median CCC assets in CLO portfolios

Source: Morgan Stanley Research, Intex. Data as of 6/30/2025

Palmer Square Capital Management LLC	1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205	www.palmersquarefunds.com

Exhibit 4: Loan gross leverage still near multi year low
Bank Loan Net Leverage (TM)

Source: J.P. Morgan, Capital IQ; Bixby Research and Analytics, Inc. As of 03/31/2025

Exhibit 5: Interest coverage ratios in line with historical averages, larger companies outperform

Source: J.P. Morgan, Capital IQ; Bixby Research and Analytics, Inc. As of 03/31/2025

Palmer Square Capital Management LLC	1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205	www.palmersquarefunds.com

Notes and Disclosures

This overview is for informational and comparative purposes only and does not constitute an offer to sell or a solicitation of an offer to buy any interests in the Palmer Square Opportunistic Income Fund, the (“Fund”), and/ or any other securities, or to provide any other advisory services. Any offer to invest in the funds will be made pursuant to the Fund’s prospectus, which will contain material information not contained herein and to which prospective investors are directed. Before investing, you should carefully read such materials in their entirety.

This overview is not intended to replace such materials, and any information herein should not be relied upon for the purposes of investing in the Funds or for any other purpose. This overview is a summary and does not purport to be complete.

The Palmer Square Opportunistic Income Fund is a closed-end interval fund. You should not expect to be able to sell your Shares other than through the Fund’s repurchase policy, regardless of how the Fund performs.

The Fund’s advisor has contractually agreed to waive or reduce its management fees and/ or reimburse expenses of the Fund to ensure that total annual Fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.50% of the Fund’s average daily net assets. This agreement is in effect until December 1, 2025, and it may be terminated before that date only by the Fund’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period of three years from the date of the waiver or payment.

Interest Rate Duration measures a portfolio’s sensitivity to changes in interest rates. Spread Duration measures the sensitivity of a bond price based on basis point changes of more than 100. Yield To Call is the yield of a bond or note if you were to buy and hold the security until the call date. Yield To Maturity is the rate of return anticipated on a bond if held until the end of its lifetime. Current Yield Yield is a weighted calculation of the annual coupon rate divided by the price of each individual security within the portfolio and represents the return an investor would expect if the securities were held for a year and the price did not change. Beta describes an investment’s volatility in relation to that of the stock or bond market as a whole. For example, the S&P 500 is typically considered to be “the equity market” and it has a beta of 1.0. Yield to Expected Call is a Yield to Call metric that assumes callable bonds are not called on their call date, but at some later date prior to maturity. Yield to Expected Call considers contractual terms in a bond’s indenture or other similar governing document. A bond may be called before or after this date, which has the potential to increase or decrease the Yield to Expected Call calculation. All else equal, when a bond’s price is below par, Yield to Expected Call is a more conservative yield metric than Yield to Call. If a bond is not callable, Yield to Expected Call calculates the bond’s Yield to Maturity. Credit Spreads are often a good barometer of economic health - wide or widening (bearish sentiment) and narrowing/tight or tightening (bullish sentiment). The option-adjusted spread (OAS) is the measurement of the spread of a fixed-income security rate and the risk-free rate of return, which is then adjusted to take into account an embedded option. Typically, an analyst uses Treasury yields for the risk-free rate. The original issue discount (OID) is the difference between the original face value amount and the discounted price paid for a bond. The option-adjusted spread (OAS) is the measurement of the spread of a fixed-income security rate and the risk-free rate of return. Basis points (BPS) refers to a common unit of measure for interest rates and other percentages in finance. The relationship between percentage changes and basis points can be summarized as follows: 1% change = 100 basis points and 0.01% = 1 basis point. Return on Invested Capital (“ROIC”) is a financial metric used to evaluate a company's efficiency and profitability in generating returns from the capital it has invested in the business. Sub Notes is CLO Equity.

The Bloomberg U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade corporate, US Treasury and government agency securities with remaining maturities of one to three years. The Bloomberg 1-3 Year US Corporate Index measures the performance of investment grade, US dollar-denominated, fixed-rate, taxable corporate and government-related debt with 1 to 2.9999 years to maturity. It is composed of a corporate and a non-corporate component that includes non-US agencies, sovereigns, supranationals and local authorities. S&P 500 Index is a market-capitalization- weighted index of 500 leading publicly traded companies in the U.S. U.S. Treasury index is an index based on recent auctions of U.S. Treasury bills and is commonly used as a benchmark when determining interest rates, such as mortgage rates. Bloomberg U.S. Corporate Bond Index measures the investment grade, fixed-rate, taxable corporate bond market. Bloomberg U.S. High Yield Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Bloomberg U.S. HY BB Corporates Index tracks the performance of USD-denominated below investment grade rated corporate debt publicly issued in the U.S. domestic market. S&P UBS Leveraged Loan Index tracks the investable market of the U.S. dollar denominated leveraged loan market. The STOXX 600 Index seeks to offer broader exposure to European companies. Thus, it’s often cited as a close European alternative to Standard & Poor’s 500 Index (S&P 500). Palmer Square CLO Senior Debt Index (CLOSE) seeks to reflect the investable universe for U.S. dollar denominated CLOs. CLOSE is comprised of original rated AAA and AA debt issued after January 1, 2009 subject to certain inclusion criteria. Palmer Square CLO Debt Index (CLODI) seeks to reflect the investable universe for U.S. dollar denominated CLOs. CLODI is comprised of original rated A, BBB, and BB debt issued after January 1, 2009 subject to certain inclusion criteria. Palmer Square CLO BB TR Index (PCLOBBTR) seeks to reflect the investable universe for U.S. dollar denominated CLOs. The index is comprised of original rated BB debt issued after January 1, 2009 subject to certain inclusion criteria. LIBOR (London Interbank Offered Rate) is the benchmark interest rate at which major global banks lend to one another. As of January 1, 2022, many banks are no longer required to submit the data needed to calculate the LIBOR rate. A Reference Rate is an interest rate benchmark used to set other interest rates. Various types of transactions use different reference rate benchmarks, but the most common include the Fed Funds Rate, LIBOR, the prime rate, and the rate on benchmark U.S. Treasury securities. Unlike mutual funds, indices are not managed and do not incur fees or expenses. It is not possible to invest directly in an index. Bloomberg U.S. Treasury Index tracks the performance of US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury with a remaining maturity of at least one year. ICE BofA U.S. High Yield Index is a widely referenced benchmark that tracks the performance of the US dollar denominated below investment grade rated corporate debt publicly issued in the US domestic market. iBoxx Liquid Leveraged Loan Index comprises approximately 100 of the most liquid, tradable leveraged loans. Palmer Square CLO BB Discount Margin Index represents the SOFR discount margin of the Palmer Square CLO BB Index.

The allocation and credit quality distribution figures shown are used for illustrative purposes only. Palmer Square does not guarantee to execute that allocation and credit quality distribution. Allocation and exposures information, as well as other referenced categorizations, reflect classifications determined by Palmer Square as well as certain Palmer Square assumptions based on estimated portfolio characteristic information. Allocation and credit quality distribution figures may not sum to 100%. Ratings listed herein are assigned by Standard & Poor’s (S&P) and Moody’s Investor Service (Moody’s). Credit quality ratings are measured on a scale with S&P’s credit quality ratings ranging from AAA (highest) to D (lowest) and Moody’s credit quality ratings ranging from Aaa (highest) to C (lowest). We use the higher of the two ratings. Credit ratings listed are subject to change. Please contact Palmer Square for more information.

Palmer Square Capital Management LLC	1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205	www.palmersquarefunds.com

Notes and Disclosures (cont’d)

Market opportunities and/or yields shown are for illustration purposes only and are subject to change without notice. Palmer Square does not represent that these or any other strategy/opportunity will prove to be profitable or that the Fund’s investment objective will be met.

CAPEX refers to capital expenditure or the money a company spends to buy, improve or maintain long-term assets. Magnificent 7 is a common term used to represent seven specific technology companies (Alphabet, Amazon, Apple, Meta, Microsoft, Nvidia and Tesla). The Atlanta Fed GDPNow model forcast GDP (gross domestic product) growth by aggregating the 13 subcomponents that make up GDP with the chain-weighted methodology used by the U.S. Bureau of Economic Analysis. Core CPI (consumer price index) is a measure of inflation that excludes the price of food and energy. Yield Curve is a graph that plots the yield (or interest rate) across different maturity dates. YTW (yield-to-worst) is a financial metric that calculates the lowest possible return on a bond. Put Strike, also known as the exercise price, is the predetermined price at which the holder of a put option can sell the underlying security or asset.

This material represents an assessment of the market environment at a specific point in time, is subject to change without notice, and should not be relied upon by the reader as research or investment advice. With regard to sources of information, certain of the economic and market information contained herein has been obtained from published sources and/or prepared by third parties. While such sources are believed to be reliable, Palmer Square or their employees or representatives do not assume any responsibility for the accuracy of such information. Palmer Square is under no obligation to verify its accuracy.

The performance presented here is past performance and not indicative of future returns. Different types of investments involve varying degrees of risk and there can be no assurance that any specific investment will be profitable. Please note that the performance of the funds may not be comparable to the performance of any index shown. Palmer Square has not verified, and is under no obligation to verify, the accuracy of these returns. Past performance does not guarantee future results.

Collateralized Loan Obligations Risk – The Fund may invest in CLOs. The Fund is subject to asset manager, legal and regulatory, limited recourse, liquidity, redemption, and reinvestment risks as a result of the structure of CLOs in which the Fund may invest. A CLO’s performance is linked to the expertise of the CLO manager and its ability to manage the CLO portfolio. Changes in the regulation of CLOs may adversely affect the value of the CLO investments held by the Fund and the ability of the Fund to execute its investment strategy. CLO debt is payable solely from the proceeds of the CLO’s underlying assets and, therefore, if the income from the underlying loans is insufficient to make payments on the CLO debt, no other assets will be available for payment. CLO debt securities may be subject to redemption and the timing of redemptions may adversely affect the returns on CLO debt.

The CLO manager may not find suitable assets in which to invest and the CLO manager’s opportunities to invest may be limited. The risks of an investment in a collateralized debt obligation depend largely on the type of the collateral securities and the class of the debt obligation in which the Fund invests. Collateralized debt obligations are generally subject to credit, interest rate, valuation, prepayment and extension risks. These securities are also subject to risk of default on the underlying asset, particularly during periods of economic downturn. Defaults, downgrades, or perceived declines in creditworthiness of an issuer or guarantor of a debt security held by the Fund, or a counterparty to a financial contract with the Fund, can affect the value of the Fund’s portfolio. Credit loss can vary depending on subordinated securities and non-subordinated securities.

If interest rates fall, an issuer may exercise its right to prepay their securities. If this happens, the Fund will not benefit from the rise in market price, and will reinvest prepayment proceeds at a later time. The Fund may lose any premium it paid on the security. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market which may result in driving the prices of these securities down. The Fund is “non-diversified,” meaning the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

Foreign investments present additional risk due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risks. High yield securities, commonly referred to as “junk bonds,” are rated below investment grade by at least one of Moody’s, S&P or Fitch (or if unrated, determined by the Fund’s advisor to be of comparable credit quality high yield securities).

The Palmer Square Opportunistic Income Fund is distributed by Foreside Fund Services LLC.

The Fund does not currently intend to list its Shares for trading on any national securities exchange and does not expect any secondary trading market in the Shares to develop. The Shares are, therefore, not readily marketable. Even though the Fund will make quarterly repurchase offers to repurchase a portion of the Shares to try to provide liquidity to shareholders, you should consider the Shares to be illiquid. Risks. Investors should carefully consider the Fund’s risks and investment objectives, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the Fund involves a high degree of risk. Investing in the Fund may result in a loss of some or all of the amount invested. Before making an investment/allocation decision, investors should (i) consider the suitability of this investment with respect to an investor’s or a client’s investment objectives and individual situation and (ii) consider factors such as an investor’s or a client’s net worth, income, age, and risk tolerance. Investment should be avoided when an investor/client has a short-term investing horizon and/or cannot bear the loss of some or all of his or her investment. Before investing in the Fund, an investor should read the discussion of the risks of investing in the Fund in the “Investment Objectives, Policies and Risks” section beginning on page 15 of this Prospectus. An investment in the Fund should be considered a speculative investment that entails substantial risks, including but not limited to the following: ● You will not have access to the money you invest for an extended period of time. ● You will not be able to sell your shares regardless of how the Fund performs. ● Because you will be unable to sell your Shares, you will be unable to reduce your exposure to Shares upon any market downturn. ● The Fund does not intend to list its Shares on any securities exchange and the Fund does not expect a secondary market in its Shares to develop. ● The Fund has implemented a share repurchase program, but the Fund is required to repurchase only 5% of its outstanding Shares per quarter. ● Fund distributions may also be funded from the waiver or payment of certain expenses by the Advisor that will be subject to repayment in the future. The repayment of any amounts owed to the Advisor will reduce the future distributions to which you would otherwise be entitled.

Palmer Square Capital Management LLC	1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205	www.palmersquarefunds.com

Notes and Disclosures (cont’d)

Palmer Square Capital Management LLC (“Palmer Square”) is an SEC registered investment adviser with its principal place of business in the State of Kansas. Registration of an investment adviser does not imply a certain level of skill or training. Palmer Square and its representatives are in compliance with the current registration and notice filing requirements imposed upon registered investment advisers by those states in which Palmer Square maintains clients. Palmer Square may only transact business in those states in which it is notice filed, or qualifies for an exemption or exclusion from notice filing requirements. Any subsequent, direct communication by Palmer Square with a prospective client shall be conducted by a representative that is either registered or qualifies for an exemption or exclusion from registration in the state where the prospective client resides. For additional information about Palmer Square, including fees and services, send for our disclosure statement as set forth on Form ADV using the contact information herein or refer to the Investment Adviser Public Disclosure web site (www.adviserinfo.sec.gov). Please read the disclosure statement carefully before you invest or send money.

Investors should consider the investment objectives, risks, charges and expenses carefully before investing. For a prospectus, or summary prospectus, that contains this and other information about the Funds, call 866-933-9033 or visit our website at www.palmersquarefunds.com. Please read the prospectus carefully before investing. An investment in the Fund is not designed to be a complete investment program and should be considered speculative. Investing in the Fund entails substantial risk and may result in a loss of some or all of the amount invested. An investment in the Fund is not appropriate for investors with a short-term investing horizon and/or cannot bear the loss of some or all of their investment.

©Palmer Square Capital Management LLC. All rights reserved.

Palmer Square Capital Management LLC	1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205	www.palmersquarefunds.com

Palmer Square Opportunistic Income Fund

FUND PERFORMANCE at July 31, 2025 (Unaudited)

This graph compares a hypothetical $250,000 investment in the Fund’s shares, made at its inception, with a similar investment in the Bloomberg US Aggregate Bond Index. Results include the reinvestment of all dividends and capital gains.

The Bloomberg US Aggregate Bond Index is an unmanaged index of publicly issued investment grade corporate, US Treasury and government agency securities with remaining maturities of one to three years. The index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not possible to invest in an index.

Average Annual Total Return as of July 31, 2025	1 Year	5 Years	10 Years
Palmer Square Opportunistic Income Fund	7.27%	9.50%	6.01%
Bloomberg US Aggregate Bond Index	3.38%	-1.07%	1.66%

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (866) 933-9033.

Expense ratio for the Fund was 2.35%, which was the amount stated in the current prospectus dated November 30, 2024. For the Fund’s current one year expense ratios, please refer to the Financial Highlights Section of this report. The Advisor has contractually agreed to waive or reduce its management fees and/or reimburse expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, interest on borrowings, commitment fees relating to borrowings, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.50% of the Fund’s average daily net assets. In the absence of such waivers, the Fund’s returns would be lower. This agreement is in effect until December 1, 2025, and it may be terminated before that date only by the Fund’s Board of Trustees.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Palmer Square Opportunistic Income Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS

As of July 31, 2025

Principal Amount[1]		Value
	BANK LOANS — 14.1%
746,250	A-AP Buyer, Inc. 7.077% (1-Month Term SOFR+325 basis points), 9/9/2031[2,3,4]	$751,847
1,997,292	Accession Risk Management Group, Inc. 9.053% (3-Month Term SOFR+475 basis points), 11/1/2029[2,3,4,5,6,7]	1,997,292
729,193	Acrisure LLC 7.356% (1-Month Term SOFR+300 basis points), 11/6/2030[2,3,4]	730,217
495,006	Ahead DB Holdings LLC 7.296% (3-Month Term SOFR+350 basis points), 2/3/2031[2,3,4]	496,038
1,231,942	AI Aqua Merger Sub, Inc. 7.322% (1-Month Term SOFR+300 basis points), 7/31/2028[2,3,4]	1,232,743
	Aimbridge Acquisition Co., Inc.
67,348	9.958% (1-Month Term SOFR+550 basis points), 2/28/2027[2,4]	67,657
68,762	11.958% (1-Month Term SOFR+761 basis points), 7/5/2027[2,4]	68,676
597,759	Alliant Holdings Intermediate LLC 7.103% (1-Month Term SOFR+275 basis points), 9/19/2031[2,3,4]	598,476
492,541	Amynta Agency Borrower, Inc. 7.356% (1-Month Term SOFR+300 basis points), 12/29/2031[2,3,4]	492,851
492,531	Aretec Group, Inc. 7.827% (1-Month Term SOFR+350 basis points), 8/9/2030[2,3,4]	494,070
746,231	Aspire Bakeries Holdings LLC 7.853% (1-Month Term SOFR+350 basis points), 12/23/2030[2,3,4]	753,929
740,625	AssuredPartners, Inc. 7.856% (1-Month Term SOFR+350 basis points), 2/14/2031[2,3,4]	742,973
727,557	Autokiniton U.S. Holdings, Inc. 8.441% (1-Month Term SOFR+400 basis points), 4/6/2028[2,3,4]	704,952
496,250	B&G Foods, Inc. 7.827% (1-Month Term SOFR+350 basis points), 10/10/2029[2,3,4]	460,376
731,250	Barracuda Networks, Inc. 8.780% (3-Month Term SOFR+450 basis points), 8/15/2029[2,3,4]	595,651
463,568	Brightview Landscapes LLC 6.280% (3-Month Term SOFR+200 basis points), 4/20/2029[2,3,4]	463,955
495,013	Cengage Learning, Inc. 7.830% (1-Month Term SOFR+350 basis points), 3/24/2031[2,3,4]	495,463
447,744	Central Parent LLC 7.549% (3-Month Term SOFR+325 basis points), 7/6/2029[2,3,4]	366,031
495,013	Century DE Buyer LLC 7.780% (3-Month Term SOFR+350 basis points), 10/30/2030[2,3,4]	496,653
1,481,240	CHG Healthcare Services, Inc. 7.333% (3-Month Term SOFR+300 basis points), 9/29/2028[2,3,4]	1,482,395
500,000	Clarios Global LP 7.106% (1-Month Term SOFR+275 basis points), 1/28/2032[2,3,4]	500,728
492,500	CPM Holdings, Inc. 8.829% (1-Month Term SOFR+450 basis points), 9/28/2028[2,3,4]	485,157

Palmer Square Opportunistic Income Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2025

Principal Amount[1]		Value
	BANK LOANS (Continued)
735,100	Creative Artists Agency LLC 7.077% (1-Month Term SOFR+275 basis points), 10/1/2031[2,3,4]	$736,482
748,111	Crown Subsea Communications Holding, Inc. 8.330% (1-Month Term SOFR+350 basis points), 1/30/2031[2,3,4]	754,036
800,000	Dedalus Finance GmbH 6.418% (6-Month Euribor+375 basis points), 7/19/2027[2,4]	916,549
746,222	EAB Global, Inc. 7.327% (1-Month Term SOFR+300 basis points), 8/16/2030[2,3,4]	744,170
725,027	Edgewater Generation LLC 7.327% (1-Month Term SOFR+300 basis points), 8/1/2030[2,3,4]	729,167
413,286	EnergySolutions LLC 7.577% (1-Month Term SOFR+400 basis points), 9/23/2030[2,3,4]	416,557
734,869	Ensemble RCM LLC 7.280% (3-Month Term SOFR+300 basis points), 8/1/2029[2,3,4]	739,105
745,029	EP Purchaser LLC 9.057% (3-Month Term SOFR+450 basis points), 11/6/2028[2,4]	744,333
	EW Scripps Co.
329,483	10.096% (1-Month Term SOFR+575 basis points), 6/30/2028[2,3,4]	334,219
512,568	7.696% (1-Month Term SOFR+335 basis points), 11/30/2029[2,3,4]	498,931
734,885	Filtration Group Corp. 7.327% (1-Month Term SOFR+300 basis points), 10/23/2028[2,3,4]	737,468
726,246	Flexera Software LLC 7.310% (1-Month Term SOFR+300 basis points), 3/3/2028[2,3,4]	726,827
703,125	Forest City Enterprises LP 7.941% (1-Month Term SOFR+350 basis points), 12/8/2025[2,3,4]	685,241
744,375	Fortress Intermediate 3, Inc. 7.322% (1-Month Term SOFR+300 basis points), 6/27/2031[2,3,4]	746,701
	GC Ferry Acquisition I, Inc.
640,625	3.250% (1-Month Term SOFR+350 basis points), 6/7/2032[2,3,4]	632,118
109,375	3.880% (1-Month Term SOFR+350 basis points), 6/7/2032[2,3,4,5,6]	107,923
750,000	Gloves Buyer, Inc. 8.327% (1-Month Term SOFR+400 basis points), 5/24/20322,3,4	736,125
744,384	Grant Thornton Advisors LLC 7.077% (1-Month Term SOFR+250 basis points), 5/30/2031[2,3,4]	745,847
573,266	Great Outdoors Group LLC 7.577% (1-Month Term SOFR+325 basis points), 1/23/2032[2,3,4]	574,555
742,458	Grinding Media, Inc. 7.830% (3-Month Term SOFR+350 basis points), 10/12/2028[2,3,4]	742,458
497,500	GTCR Everest Borrower LLC 7.046% (3-Month Term SOFR+300 basis points), 9/5/2031[2,3,4]	498,393
736,922	HireRight Holdings Corp. 7.577% (1-Month Term SOFR+325 basis points), 9/30/2030[2,3,4]	713,970

Palmer Square Opportunistic Income Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2025

Principal Amount[1]		Value
	BANK LOANS (Continued)
736,809	Howden Group Holdings Ltd. 7.827% (1-Month Term SOFR+350 basis points), 4/18/2030[2,3,4,8]	$739,918
421,473	HUB International Ltd. 6.825% (3-Month Term SOFR+250 basis points), 6/20/2030[2,3,4]	422,470
731,116	Hudson River Trading LLC 7.314% (1-Month Term SOFR+300 basis points), 3/18/2030[2,3,4]	733,869
497,500	Hunter Douglas, Inc. 7.546% (3-Month Term SOFR+325 basis points), 1/20/2032[2,3,4]	498,433
454,987	INEOS U.S. Finance LLC 7.606% (1-Month Term SOFR+325 basis points), 2/19/2030[2,3,4]	423,848
441,000	INEOS U.S. Petrochem LLC 8.177% (1-Month Term SOFR+375 basis points), 3/1/2030[2,3,4]	401,310
	Invenergy Thermal Operating I LLC
15,625	7.810% (1-Month Term SOFR+350 basis points), 5/6/2032[2,3,4]	15,805
234,375	7.900% (1-Month Term SOFR+350 basis points), 5/6/2032[2,3,4]	237,070
118,388	Ivanti Security Holdings LLC 10.016% (1-Month Term SOFR+575 basis points), 6/1/2029[2,3,4]	122,926
642,988	Ivanti Software, Inc. 8.793% (3-Month Term SOFR+475 basis points), 6/1/2029[2,4]	545,241
746,231	IVI America LLC 8.046% (3-Month Term SOFR+375 basis points), 4/14/2031[2,3,4]	751,365
736,193	Kestrel Acquisition LLC 7.796% (3-Month Term SOFR+350 basis points), 11/6/2031[2,3,4]	739,031
500,000	Lackawanna Energy Center LLC 3.060% (1-Month Term SOFR+300 basis points), 7/26/2032[2,3,4]	503,125
742,500	LBM Acquisition LLC 8.190% (1-Month Term SOFR+375 basis points), 6/6/2031[2,3,4]	695,748
748,125	Leia Finco U.S. LLC 7.570% (3-Month Term SOFR+325 basis points), 10/9/2031[2,3,4]	750,306
	Lightstone Holdco LLC
1,106,855	10.030% (3-Month Term SOFR+575 basis points), 1/29/2027[2,3,4]	1,108,582
62,605	10.030% (3-Month Term SOFR+575 basis points), 1/29/2027[2,3,4]	62,703
744,374	Mariner Wealth Advisors LLC 6.799% (1-Month Term SOFR+250 basis points), 12/30/2030[2,3,4]	749,339
727,804	Medical Solutions Holdings, Inc. 7.880% (3-Month Term SOFR+350 basis points), 11/1/2028[2,3,4]	404,233
666,150	Medline Borrower LP 6.606% (1-Month Term SOFR+225 basis points), 10/23/2028[2,3,4]	667,402
498,741	Mermaid Bidco, Inc. 0.000% (3-Month Term SOFR+325 basis points), 7/2/2031[2,3,4]	500,127
	MH Sub I LLC
438,792	8.577% (1-Month Term SOFR+425 basis points), 5/3/2028[2,3,4]	419,624
296,982	8.577% (1-Month Term SOFR+425 basis points), 12/31/2031[2,3,4]	266,191

Palmer Square Opportunistic Income Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2025

Principal Amount[1]		Value
	BANK LOANS (Continued)
744,375	Mitchell International, Inc. 7.577% (1-Month Term SOFR+325 basis points), 6/17/2031[2,3,4]	$746,161
1,282	New WPCC Parent, LLC 13.796% (1-Month Term SOFR+950 basis points), 10/1/2028[2,4]	1,186
744,389	Nexus Buyer LLC 7.827% (1-Month Term SOFR+350 basis points), 7/31/2031[2,3,4]	746,671
727,627	NorthAB LLC 6.796% (3-Month Term SOFR+250 basis points), 11/24/2028[2,3,4]	721,336
481,483	Nouryon Finance B.V. 7.510% (3-Month Term SOFR+325 basis points), 4/3/2028[2,3,4,8]	482,237
495,009	OMNIA Partners LLC 6.814% (1-Month Term SOFR+375 basis points), 7/25/2030[2,3,4]	496,645
742,500	OneDigital Borrower LLC 7.327% (1-Month Term SOFR+300 basis points), 7/2/2031[2,3,4]	744,356
750,000	Opal U.S. LLC 7.435% (6-Month Term SOFR+325 basis points), 4/23/2032[2,3,4]	754,174
495,009	Outcomes Group Holdings, Inc. 8.077% (1-Month Term SOFR+375 basis points), 5/6/2031[2,3,4]	498,259
614,109	Ovg Business Services LLC 7.327% (1-Month Term SOFR+300 basis points), 6/25/2031[2,3,4]	613,726
746,250	Peer Holding III B.V. 0.000% (3-Month Term SOFR+250 basis points), 7/1/2031[2,3,4,8]	749,168
722,791	Peraton Corp. 8.177% (1-Month Term SOFR+375 basis points), 2/1/2028[2,3,4]	645,260
716,322	Petco Health & Wellness Co., Inc. 7.807% (3-Month Term SOFR+325 basis points), 3/6/2028[2,3,4]	671,151
740,653	Phoenix Guarantor, Inc. 6.827% (1-Month Term SOFR+250 basis points), 2/21/2031[2,3,4]	742,294
750,000	PHRG Intermediate LLC 8.333% (6-Month Term SOFR+400 basis points), 2/20/2032[2,3,4]	750,626
727,330	PODS LLC 7.541% (3-Month Term SOFR+300 basis points), 3/31/2028[2,3,4]	691,378
725,728	Pre-Paid Legal Services, Inc. 7.577% (1-Month Term SOFR+375 basis points), 12/15/2028[2,3,4]	724,171
	Project Alpha Intermediate Holding, Inc.
740,653	7.546% (3-Month Term SOFR+325 basis points), 10/28/2030[2,3,4]	743,338
500,000	9.296% (1-Month Term SOFR+500 basis points), 5/9/2033[2,3,4]	500,940
742,423	Project Boost Purchaser LLC 7.296% (3-Month Term SOFR+350 basis points), 7/16/2031[2,3,4]	743,036
746,222	Proofpoint, Inc. 7.327% (1-Month Term SOFR+300 basis points), 8/31/2028[2,3,4]	748,322
283,333	QXO Building Products, Inc. 7.296% (1-Month Term SOFR+300 basis points), 4/30/2032[2,3,4]	286,110

Palmer Square Opportunistic Income Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2025

Principal Amount[1]		Value
	BANK LOANS (Continued)
	Raven Acquisition Holdings LLC
50,000	3.250% (3-Month Term SOFR+325 basis points), 11/20/2031[2,3,4,5,6]	$50,040
698,250	7.577% (1-Month Term SOFR+325 basis points), 11/20/2031[2,3,4]	698,809
725,503	RealPage, Inc. 7.557% (3-Month Term SOFR+300 basis points), 4/24/2028[2,3,4]	725,503
	Red Planet Borrower LLC
723,684	8.177% (1-Month Term SOFR+350 basis points), 9/29/2028[2,3,4]	722,552
498,750	9.577% (1-Month Term SOFR+525 basis points), 9/29/2028[2,3,4]	504,363
736,903	Renaissance Holdings Corp. 8.322% (1-Month Term SOFR+400 basis points), 4/8/2030[2,3,4]	681,768
736,931	Rocket Software, Inc. 8.606% (1-Month Term SOFR+475 basis points), 11/28/2028[2,3,4]	739,639
	Rohm Holding GmbH
500,639	7.598% (6-Month Euribor+500 basis points), 1/29/2029[2,3,4]	551,671
500,000	7.598% (6-Month Term SOFR+550 basis points), 1/29/2029[2,3,4,8]	485,418
965,157	Sophos Holdings LLC 7.941% (1-Month Term SOFR+350 basis points), 3/5/2027[2,3,4]	968,820
746,250	TCP Sunbelt Acquisition Co. 8.580% (3-Month Term SOFR+425 basis points), 10/24/2031[2,3,4]	749,981
498,750	TK Elevator U.S. Newco, Inc. 7.197% (1-Month Term SOFR+300 basis points), 4/30/2030[2,3,4]	502,054
746,255	Touchdown Acquirer, Inc. 7.083% (3-Month Term SOFR+275 basis points), 2/21/2031[2,3,4]	747,072
873,959	Traverse Midstream Partners LLC 7.280% (3-Month Term SOFR+350 basis points), 2/16/2028[2,3,4]	878,328
454,909	UGI Energy Services LLC 6.827% (1-Month Term SOFR+250 basis points), 2/22/2030[2,3,4]	457,549
731,048	UKG, Inc. 7.318% (3-Month Term SOFR+350 basis points), 2/10/2031[2,3,4]	731,801
727,500	Univision Communications, Inc. 8.546% (3-Month Term SOFR+425 basis points), 6/25/2029[2,3,4]	730,228
577,500	Vision Solutions, Inc. 8.570% (3-Month Term SOFR+400 basis points), 4/24/2028[2,3,4]	560,778
744,384	VS Buyer LLC 7.075% (3-Month Term SOFR+275 basis points), 4/14/2031[2,3,4]	746,554
990,000	Wec U.S. Holdings Ltd. 6.579% (1-Month Term SOFR+275 basis points), 1/27/2031[2,3,4]	991,817
15,839	Wellpath Recovery Solutions 11.799% (3-Month Term SOFR+850 basis points), 1/27/2030[2,4]	15,839
727,631	Whatabrands LLC 6.827% (1-Month Term SOFR+250 basis points), 8/3/2028[2,3,4]	728,603
494,890	Zacapa SARL 8.046% (3-Month Term SOFR+375 basis points), 3/22/2029[2,3,4,8]	496,436

Palmer Square Opportunistic Income Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2025

Principal Amount[1]		Value
	BANK LOANS (Continued)
740,625	Zelis Payments Buyer, Inc. 7.077% (1-Month Term SOFR+275 basis points), 9/28/2029[2,3,4]	$739,192
	Total Bank Loans
	(Cost $69,708,079)	69,503,331
	BONDS — 79.1%
	ASSET-BACKED SECURITIES — 72.1%
	522 Funding CLO Ltd.
1,000,000	Series 2020-6A, Class F, 12.621% (3-Month Term SOFR+830.16 basis points), 10/23/2034[3,4,9]	937,190
1,500,000	Series 2019-5A, Class ER, 11.078% (3-Month Term SOFR+676 basis points), 4/15/2035[3,4,9]	1,462,678
500,000	720 East CLO Ltd. Series 2023-IA, Class DR, 8.318% (3-Month Term SOFR+400 basis points), 4/15/2038[3,4,9]	510,633
1,000,000	Aimco CLO Ltd. Series 2020-11A, Class D2R2, 8.522% (3-Month Term SOFR+420 basis points), 7/17/2037[3,4,9]	1,001,851
1,000,000	AIMCO CLO Ltd. Series 2019-10A, Class ARR, 5.742% (3-Month Term SOFR+141 basis points), 7/22/2037[3,4,9]	1,003,582
1,000,000	AIMCO CLO Series Series 2018-AA, Class FR, 11.572% (3-Month Term SOFR+725 basis points), 10/17/2037[3,4,9]	990,065
1,500,000	Alinea CLO Ltd. Series 2018-1A, Class DR, 6.575% (3-Month Term SOFR+225 basis points), 7/20/2031[3,4,9]	1,503,811
1,050,000	Annisa CLO Ltd. Series 2016-2A, Class DRR, 7.125% (3-Month Term SOFR+280 basis points), 7/20/2031[3,4,9]	1,054,057
	Apidos CLO
2,250,000	Series 2017-28A, Class C, 7.087% (3-Month Term SOFR+276.16 basis points), 1/20/2031[3,4,9]	2,250,000
1,250,000	Series 2017-28A, Class D, 10.087% (3-Month Term SOFR+576.16 basis points), 1/20/2031[3,4,9]	1,250,000
1,000,000	Series 2013-12A, Class ER, 9.979% (3-Month Term SOFR+566.16 basis points), 4/15/2031[3,4,9]	1,002,500
1,750,000	Series 2015-20A, Class DR, 10.279% (3-Month Term SOFR+596.16 basis points), 7/16/2031[3,4,9]	1,765,279
1,500,000	Series XXXA, Class CR, 7.329% (3-Month Term SOFR+300 basis points), 10/18/2031[3,4,9]	1,509,371
	Apidos CLO
2,030,000	Series 2015-20A, Class ER, 13.279% (3-Month Term SOFR+896.16 basis points), 7/16/2031[3,4,9]	2,008,076

Palmer Square Opportunistic Income Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2025

Principal Amount[1]		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
1,250,000	Series 2015-23A, Class DRR, 6.918% (3-Month Term SOFR+260 basis points), 4/15/2033[3,4,9]	$1,242,541
1,500,000	Series 2018-29A, Class D1R, 7.419% (3-Month Term SOFR+310 basis points), 7/25/2038[3,4,9]	1,506,675
1,675,000	Series 2017-28A, Class C1R, 0.000% (3-Month Term SOFR+285 basis points), 10/20/2038[3,4,9]	1,675,000
	Ares CLO Ltd.
2,000,000	Series 2018-47A, Class D, 7.279% (3-Month Term SOFR+296.16 basis points), 4/15/2030[3,4,9]	2,003,975
1,500,000	Series 2016-39A, Class AR3, 5.749% (3-Month Term SOFR+142 basis points), 7/18/2037[3,4,9]	1,505,519
1,000,000	Series 2025-76A, Class E, 11.486% (3-Month Term SOFR+716 basis points), 5/27/2038[3,4,9]	1,040,809
1,000,000	Series 2019-54A, Class ER2, 10.311% (3-Month Term SOFR+600 basis points), 7/15/2038[3,4,9]	1,009,858
725,000	Arini U.S. CLO Ltd. Series 1A, Class D, 8.326% (3-Month Term SOFR+400 basis points), 4/15/2038[3,4,9]	729,909
	Bain Capital Credit CLO
1,000,000	Series 2018-2A, Class DR, 7.275% (3-Month Term SOFR+295 basis points), 7/19/2031[3,4,9]	1,005,746
2,000,000	Series 2023-1A, Class A1R, 5.725% (3-Month Term SOFR+140 basis points), 7/16/2038[3,4,9]	2,007,952
1,000,000	Series 2023-1A, Class D1R, 7.525% (3-Month Term SOFR+320 basis points), 7/16/2038[3,4,9]	1,001,438
1,000,000	Bain Capital Credit CLO Ltd. Series 2023-1A, Class D2R, 8.275% (3-Month Term SOFR+395 basis points), 7/16/2038[3,4,9]	1,001,404
	Ballyrock CLO Ltd.
1,000,000	Series 2020-14A, Class DR, 10.175% (3-Month Term SOFR+585 basis points), 7/20/2037[3,4,9]	1,009,854
1,750,000	Series 2023-24A, Class DR, 10.328% (3-Month Term SOFR+600 basis points), 7/15/2038[3,4,9]	1,767,174
	Barings CLO Ltd.
2,500,000	Series 2018-4A, Class D, 7.479% (3-Month Term SOFR+316.16 basis points), 10/15/2030[3,4,9]	2,513,666
1,000,000	Series 2023-1A, Class D1R, 7.725% (3-Month Term SOFR+340 basis points), 4/20/2038[3,4,9]	1,004,289
1,000,000	Series 2024-5A, Class D1, 7.318% (3-Month Term SOFR+300 basis points), 7/15/2038[3,4,9]	1,004,065

Palmer Square Opportunistic Income Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2025

Principal Amount[1]		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
1,500,000	Barings Euro CLO DAC Series 2015-1X, Class DRR, 5.589% (3-Month Euribor+365 basis points), 7/25/2035[3,4]	$1,712,212
	Battalion CLO Ltd.
1,837,534	Series 2020-15A, Class A1RR, 5.302% (3-Month Term SOFR+98 basis points), 1/17/2033[3,4,9]	1,838,453
500,000	Series 2016-10A, Class CR2, 8.030% (3-Month Term SOFR+371.16 basis points), 1/25/2035[3,4,9]	479,140
1,000,000	Bean Creek CLO Ltd. Series 2015-1A, Class DR, 7.337% (3-Month Term SOFR+301.16 basis points), 4/20/2031[3,4,9]	1,006,615
	Benefit Street Partners CLO Ltd.
500,000	Series 2015-8A, Class DR, 10.187% (3-Month Term SOFR+586.16 basis points), 1/20/2031[3,4,9]	501,509
1,000,000	Series 2021-23A, Class DR, 7.218% (3-Month Term SOFR+290 basis points), 4/25/2034[3,4,9]	1,002,256
1,000,000	Series 2021-23A, Class ER, 9.568% (3-Month Term SOFR+525 basis points), 4/25/2034[3,4,9]	1,005,337
1,000,000	Series 2019-18A, Class DR, 7.979% (3-Month Term SOFR+366.16 basis points), 10/15/2034[3,4,9]	1,003,098
1,500,000	Series 2020-21A, Class ER, 11.279% (3-Month Term SOFR+696.16 basis points), 10/15/2034[3,4,9]	1,507,497
1,000,000	Series 2019-18A, Class ER, 11.329% (3-Month Term SOFR+701.16 basis points), 10/15/2034[3,4,9]	1,010,246
1,000,000	Series 2019-17A, Class D1R2, 7.468% (3-Month Term SOFR+315 basis points), 10/15/2037[3,4,9]	1,004,535
1,000,000	Series 2022-27A, Class D1R, 7.475% (3-Month Term SOFR+315 basis points), 10/20/2037[3,4,9]	1,008,090
1,500,000	Series 2024-36A, Class D1, 7.268% (3-Month Term SOFR+295 basis points), 1/25/2038[3,4,9]	1,506,141
2,000,000	Series 2015-6BR, Class D1R, 7.025% (3-Month Term SOFR+270 basis points), 4/20/2038[3,4,9]	2,003,186
2,000,000	Series 2025-42A, Class A, 0.000% (3-Month Term SOFR+130 basis points), 10/25/2038[3,4,9]	2,000,000
750,000	Birch Grove CLO Ltd. Series 2024-8A, Class E, 11.425% (3-Month Term SOFR+710 basis points), 4/20/2037[3,4,9]	760,442
	BlueMountain CLO Ltd.
1,000,000	Series 2020-29A, Class D2R, 8.830% (3-Month Term SOFR+451.16 basis points), 7/25/2034[3,4,9]	1,003,119
1,250,000	Series 2020-30A, Class DR, 7.618% (3-Month Term SOFR+330 basis points), 4/15/2035[3,4,9]	1,253,167

Palmer Square Opportunistic Income Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2025

Principal Amount[1]		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
	Bryant Park Funding Ltd.
750,000	Series 2023-21A, Class E, 12.799% (3-Month Term SOFR+847 basis points), 10/18/2036[3,4,9]	$760,586
1,000,000	Series 2024-22A, Class D, 8.618% (3-Month Term SOFR+430 basis points), 4/15/2037[3,4,9]	1,003,812
1,000,000	Series 2024-22A, Class E, 11.448% (3-Month Term SOFR+713 basis points), 4/15/2037[3,4,9]	1,018,608
1,000,000	Series 2024-23A, Class E, 11.056% (3-Month Term SOFR+673 basis points), 5/15/2037[3,4,9]	1,009,845
1,125,000	Series 2021-17RA, Class D1R, 7.575% (3-Month Term SOFR+325 basis points), 1/20/2038[3,4,9]	1,126,911
1,000,000	Series 2021-17RA, Class ER, 11.255% (3-Month Term SOFR+693 basis points), 1/20/2038[3,4,9]	1,005,777
1,000,000	Series 2023-20A, Class DR, 7.725% (3-Month Term SOFR+340 basis points), 4/15/2038[3,4,9]	1,004,744
500,000	Canyon Capital CLO Ltd. Series 2014-1A, Class CR, 7.322% (3-Month Term SOFR+301.16 basis points), 1/30/2031[3,4,9]	502,053
	Carlyle Global Market Strategies CLO Ltd.
750,000	Series 2014-1A, Class DR, 7.184% (3-Month Term SOFR+286.16 basis points), 4/17/2031[3,4,9]	753,355
2,000,000	Series 2014-2RA, Class C, 7.388% (3-Month Term SOFR+306.16 basis points), 5/15/2031[3,4,9]	2,009,736
1,500,000	Series 2012-4A, Class DR3, 7.832% (3-Month Term SOFR+350 basis points), 4/22/2032[3,4,9]	1,500,000
2,500,000	CBAM Ltd. Series 2018-5A, Class D, 7.084% (3-Month Term SOFR+276.16 basis points), 4/17/2031[3,4,9]	2,505,814
	Cedar Funding CLO Ltd.
2,000,000	Series 2018-7A, Class DR, 7.075% (3-Month Term SOFR+275 basis points), 1/20/2031[3,4,9]	2,009,613
1,200,000	Series 2016-6A, Class DRR, 7.897% (3-Month Term SOFR+357.16 basis points), 4/20/2034[3,4,9]	1,203,054
1,000,000	Series 2014-4A, Class DR3, 7.619% (3-Month Term SOFR+330 basis points), 1/23/2038[3,4,9]	1,003,685
1,500,000	Series 2023-17A, Class D1R, 7.375% (3-Month Term SOFR+305 basis points), 7/20/2038[3,4,9]	1,505,242
2,000,000	CIFC European Funding CLO Series 3X, Class D, 5.626% (3-Month Euribor+360 basis points), 1/15/2034[3,4]	2,287,958

Palmer Square Opportunistic Income Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2025

Principal Amount[1]		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
	CIFC Funding Ltd.
2,000,000	Series 2017-4A, Class D, 10.680% (3-Month Term SOFR+636.16 basis points), 10/24/2030[3,4,9]	$2,003,903
1,000,000	Series 2013-3RA, Class D, 10.480% (3-Month Term SOFR+616.16 basis points), 4/24/2031[3,4,9]	998,262
1,500,000	Series 2018-3A, Class D, 7.441% (3-Month Term SOFR+311.16 basis points), 7/18/2031[3,4,9]	1,510,441
500,000	Series 2018-3A, Class E, 10.091% (3-Month Term SOFR+576.16 basis points), 7/18/2031[3,4,9]	505,224
1,000,000	Series 2021-4A, Class AR, 5.679% (3-Month Term SOFR+136 basis points), 7/23/2037[3,4,9]	1,002,970
1,250,000	Cook Park CLO Ltd. Series 2018-1A, Class E, 10.978% (3-Month Term SOFR+566.16 basis points), 4/17/2030[3,4,9]	1,255,805
1,000,000	Creeksource Dunes Creek CLO Ltd. Series 2024-1A, Class E, 10.468% (3-Month Term SOFR+615 basis points), 1/15/2038[3,4,9]	1,019,155
1,000,000	Creeksource Dunes Creek CLO Ltd. Series 2024-1A, Class D, 7.418% (3-Month Term SOFR+310 basis points), 1/15/2038[3,4,9]	1,004,062
1,250,000	Crestline Denali CLO Ltd. Series 2017-1A, Class D, 8.317% (3-Month Term SOFR+399.16 basis points), 4/20/2030[3,4,9]	1,255,926
2,000,000	Cumulus Static CLO Series 2024-1A, Class E, 8.383% (3-Month Euribor+624 basis points), 11/15/2033[3,4,9]	2,305,251
1,750,000	Dartry Park CLO DAC Series 1X, Class CRR, 5.298% (3-Month Euribor+335 basis points), 1/28/2034[3,4]	2,007,108
1,500,000	Dewolf Park CLO Ltd. Series 2017-1A, Class E, 10.779% (3-Month Term SOFR+646.16 basis points), 10/15/2030[3,4,9]	1,516,902
2,500,000	Dryden 124 Euro CLO 2024 DAC Series 2024-124X, Class B2, 5.100%, 12/20/2037[3]	2,870,072
	Dryden CLO Ltd.
4,000,000	Series 2020-86A, Class SUB, 0.000%, 7/17/2030[3,9,10]	1,491,234
750,000	Series 2018-65A, Class D, 7.691% (3-Month Term SOFR+336.16 basis points), 7/18/2030[3,4,9]	751,868
1,275,000	Series 2019-80A, Class DR, 7.422% (3-Month Term SOFR+310 basis points), 1/17/2033[3,4,9]	1,249,638
1,000,000	Series 2020-77A, Class FR, 12.174% (3-Month Term SOFR+785.16 basis points), 5/20/2034[3,4,9]	898,401

Palmer Square Opportunistic Income Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2025

Principal Amount[1]		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
905,552	Dryden Euro CLO Series 2013-29X, Class B2RE, 2.050%, 7/15/2032[3]	$1,019,177
2,600,000	Dryden Leveraged CLO 5.150%, 1/19/2038	3,024,868
	Dryden Senior Loan Fund
3,000,000	Series 2013-30A, Class DR, 7.188% (3-Month Term SOFR+286.16 basis points), 11/15/2028[3,4,9]	3,014,098
1,000,000	Series 2013-30A, Class FR, 11.838% (3-Month Term SOFR+751.16 basis points), 11/15/2028[3,4,9]	741,873
1,000,000	Series 2017-49A, Class DR, 7.991% (3-Month Term SOFR+366.16 basis points), 7/18/2030[3,4,9]	1,002,240
975,000	Series 2016-45A, Class DRR, 7.368% (3-Month Term SOFR+305 basis points), 10/15/2030[3,4,9]	977,608
	Eaton Vance CLO Ltd.
1,575,000	Series 2015-1A, Class DR, 7.087% (3-Month Term SOFR+276.16 basis points), 1/20/2030[3,4,9]	1,582,656
2,250,000	Series 2013-1A, Class D3R, 11.379% (3-Month Term SOFR+706.16 basis points), 1/15/2034[3,4,9]	2,271,659
1,000,000	Series 2020-2A, Class ER2, 10.818% (3-Month Term SOFR+650 basis points), 10/15/2037[3,4,9]	1,003,859
2,000,000	Series 2013-1A, Class AR4, 0.000% (3-Month Term SOFR+134 basis points), 10/15/2038[3,4,9]	2,001,835
1,750,000	Series 2013-1A, Class D1R4, 6.686% (3-Month Term SOFR+300 basis points), 10/15/2038[3,4,9]	1,756,920
	Elmwood CLO Ltd.
2,500,000	Series 2022-1A, Class E, 10.675% (3-Month Term SOFR+635 basis points), 4/20/2035[3,4,9]	2,506,913
1,500,000	Series 2022-8A, Class FR, 12.075% (3-Month Term SOFR+775 basis points), 10/20/2036[3,4,9]	1,495,170
3,500,000	Series 2020-1A, Class AR, 5.789% (3-Month Term SOFR+146 basis points), 4/18/2037[3,4,9]	3,511,980
1,100,000	Series 2022-3A, Class FR, 12.325% (3-Month Term SOFR+800 basis points), 4/20/2037[3,4,9]	1,056,712
2,500,000	Series 2020-3A, Class ARR, 5.709% (3-Month Term SOFR+138 basis points), 7/18/2037[3,4,9]	2,505,625
500,000	Series 2019-3A, Class A1RR, 5.709% (3-Month Term SOFR+138 basis points), 7/18/2037[3,4,9]	501,661
2,000,000	Series 2019-2A, Class FRR, 12.145% (3-Month Term SOFR+782 basis points), 10/20/2037[3,4,9]	1,925,259
750,000	Series 2023-1A, Class D2R, 8.272% (3-Month Term SOFR+395 basis points), 4/17/2038[3,4,9]	751,066

Palmer Square Opportunistic Income Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2025

Principal Amount[1]		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
1,000,000	Series 2021-3A, Class AR2, 5.558% (3-Month Term SOFR+130 basis points), 7/20/2038[3,4,9]	$1,003,300
3,000,000	Series 2021-3A, Class DR2, 7.308% (3-Month Term SOFR+305 basis points), 7/20/2038[3,4,9]	3,010,475
1,500,000	Series 2021-3A, Class ER2, 10.208% (3-Month Term SOFR+595 basis points), 7/20/2038[3,4,9]	1,513,410
1,250,000	Empower CLO Ltd. Series 2023-1A, Class ER, 11.658% (3-Month Term SOFR+734 basis points), 4/25/2038[3,4,9]	1,278,587
	Empower CLO Ltd.
2,500,000	Series 2022-1A, Class A1R, 5.715% (3-Month Term SOFR+139 basis points), 10/20/2037[3,4,9]	2,512,125
1,500,000	Series 2022-1A, Class D1R, 7.325% (3-Month Term SOFR+300 basis points), 10/20/2037[3,4,9]	1,502,575
1,500,000	Series 2023-1A, Class D1R, 8.168% (3-Month Term SOFR+385 basis points), 4/25/2038[3,4,9]	1,540,594
1,000,000	Series 2025-1A, Class D2, 8.827% (3-Month Term SOFR+450 basis points), 7/20/2038[3,4,9]	1,004,581
	Flatiron CLO Ltd.
5,425,000	Series 2017-1A, Class SUB, 0.000%, 5/15/2030[3,9,10]	308,140
8,000,000	Series 2018-1A, Class SUB, 0.000%, 4/17/2031[3,9,10]	383,200
1,000,000	Series 2020-1A, Class ER, 10.772% (3-Month Term SOFR+645 basis points), 5/20/2036[3,4,9]	1,000,401
	Galaxy CLO Ltd.
1,000,000	Series 2018-26A, Class F, 12.588% (3-Month Term SOFR+826.16 basis points), 11/22/2031[3,4,9]	990,362
1,000,000	Series 2023-32A, Class E, 11.655% (3-Month Term SOFR+733 basis points), 10/20/2036[3,4,9]	1,014,474
	Generate CLO Ltd.
2,000,000	Series 3A, Class D2R, 9.225% (3-Month Term SOFR+490 basis points), 10/20/2036[3,4,9]	2,017,507
1,250,000	Series 7A, Class D1R, 8.332% (3-Month Term SOFR+400 basis points), 4/22/2037[3,4,9]	1,255,990
750,000	GoldenTree Loan Management EUR CLO DAC Series 5X, Class E, 7.274% (3-Month Euribor+525 basis points), 4/20/2034[3,4]	846,700
	GoldenTree Loan Management U.S. CLO Ltd.
1,000,000	Series 2019-5A, Class DRR, 7.125% (3-Month Term SOFR+280 basis points), 10/20/2032[3,4,9]	1,002,499
1,000,000	Series 2020-7A, Class FR, 12.337% (3-Month Term SOFR+801.16 basis points), 4/20/2034[3,4,9]	991,132

Palmer Square Opportunistic Income Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2025

Principal Amount[1]		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
1,000,000	Series 2021-9A, Class FR, 12.785% (3-Month Term SOFR+846 basis points), 4/20/2037[3,4,9]	$1,005,019
1,000,000	Goldentree Loan Opportunities Ltd. Series 2016-12A, Class DR, 7.487% (3-Month Term SOFR+316.16 basis points), 7/21/2030[3,4,9]	1,005,250
1,500,000	GoldenTree Loan Opportunities Ltd. Series 2016-12A, Class ER, 9.987% (3-Month Term SOFR+566.16 basis points), 7/21/2030[3,4,9]	1,513,301
2,000,000	Golub Capital Partners CLO Ltd. Series 2024-74A, Class A, 5.818% (3-Month Term SOFR+150 basis points), 7/25/2037[3,4,9]	2,009,396
3,000,000	Golub Capital Partners Ltd. Series 2024-1A, Class AR, 5.446% (3-Month Term SOFR+112 basis points), 7/20/2035[3,4,9]	3,002,753
500,000	Greenwood Park CLO Ltd. Series 2018-1A, Class E, 9.529% (3-Month Term SOFR+521.16 basis points), 4/15/2031[3,4,9]	500,605
4,000,000	Grippen Park CLO Ltd. Series 2017-1A, Class SUB, 0.000%, 1/20/2030[3,9,10]	23,200
	Highbridge Loan Management Ltd.
850,000	Series 3A-2014, Class CR, 8.191% (3-Month Term SOFR+386.16 basis points), 7/18/2029[3,4,9]	858,591
1,250,000	Series 5A-2015, Class DR3, 7.318% (3-Month Term SOFR+300 basis points), 10/15/2030[3,4,9]	1,246,709
3,500,000	Series 12A-18, Class SUB, 0.000%, 7/18/2031[3,9,10]	14,350
2,000,000	HPS Loan Management Ltd. Series 15A-19, Class ER, 11.132% (3-Month Term SOFR+680 basis points), 1/22/2035[3,4,9]	2,010,705
	Invesco U.S. CLO Ltd.
1,000,000	Series 2023-2A, Class ER, 12.205% (3-Month Term SOFR+788 basis points), 4/21/2038[3,4,9]	1,022,641
1,500,000	Series 2025-2A, Class D, 0.000% (3-Month Term SOFR+300 basis points), 7/15/2038[3,4,9]	1,500,000
1,600,000	INVESCO U.S. CLO Ltd. Series 2025-1A, Class D, 7.381% (3-Month Term SOFR+310 basis points), 7/15/2038[3,4,9]	1,599,934
1,335,000	Jamestown CLOLtd. Series 2018-11A, Class D, 10.602% (3-Month Term SOFR+628.16 basis points), 7/14/2031[3,4,9]	1,308,649
1,762,784	Madison Park Funding Ltd. Series 2019-35A, Class A1R, 5.577% (3-Month Term SOFR+125.16 basis points), 4/20/2032[3,4,9]	1,765,241

Palmer Square Opportunistic Income Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2025

Principal Amount[1]		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
	Magnetite Ltd.
1,000,000	Series 2018-20A, Class E, 9.937% (3-Month Term SOFR+561.16 basis points), 4/20/2031[3,4,9]	$1,005,877
750,000	Series 2022-35A, Class ER, 11.568% (3-Month Term SOFR+725 basis points), 10/25/2036[3,4,9]	757,256
1,500,000	Series 2023-39A, Class D1R, 7.018% (3-Month Term SOFR+270 basis points), 1/25/2037[3,4,9]	1,493,752
2,000,000	Series 2021-29A, Class AR, 5.668% (3-Month Term SOFR+135 basis points), 7/15/2037[3,4,9]	2,005,891
1,000,000	Series 2020-28A, Class D1RR, 7.018% (3-Month Term SOFR+270 basis points), 1/15/2038[3,4,9]	1,001,642
2,000,000	Series 2020-26A, Class D1R2, 6.818% (3-Month Term SOFR+250 basis points), 1/25/2038[3,4,9]	1,997,960
1,500,000	Menlo CLO Ltd. Series 2024-1A, Class A1, 5.745% (3-Month Term SOFR+142 basis points), 1/20/2038[3,4,9]	1,504,433
	Menlo CLO Ltd.
1,375,000	Series 2024-1A, Class D1, 7.575% (3-Month Term SOFR+325 basis points), 1/20/2038[3,4,9]	1,381,721
1,500,000	Series 2025-2A, Class D1, 7.627% (3-Month Term SOFR+330 basis points), 4/20/2038[3,4,9]	1,507,496
800,000	Milos CLO Ltd. Series 2017-1A, Class ER, 10.737% (3-Month Term SOFR+641.16 basis points), 10/20/2030[3,4,9]	787,713
	Morgan Stanley Eaton Vance CLO Ltd.
1,000,000	Series 2021-1A, Class E, 11.331% (3-Month Term SOFR+701.16 basis points), 10/20/2034[3,4,9]	987,458
1,250,000	Series 2022-16A, Class E, 11.168% (3-Month Term SOFR+685 basis points), 4/15/2035[3,4,9]	1,262,288
1,000,000	Series 2022-18A, Class D1R, 7.425% (3-Month Term SOFR+310 basis points), 10/20/2037[3,4,9]	998,886
1,500,000	Series 2022-18A, Class ER, 10.475% (3-Month Term SOFR+615 basis points), 10/20/2037[3,4,9]	1,497,323
1,000,000	Series 2023-19A, Class D1R, 7.318% (3-Month Term SOFR+300 basis points), 7/15/2038[3,4,9]	1,001,563
1,000,000	Series 2023-19A, Class D2R, 8.818% (3-Month Term SOFR+450 basis points), 7/15/2038[3,4,9]	1,001,643
	Mountain View CLO Ltd.
750,000	Series 2019-1A, Class DR, 8.519% (3-Month Term SOFR+420.16 basis points), 10/15/2034[3,4,9]	752,168
1,000,000	Series 2019-2A, Class DR, 8.918% (3-Month Term SOFR+460 basis points), 7/15/2037[3,4,9]	1,005,304

Palmer Square Opportunistic Income Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2025

Principal Amount[1]		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
	Neuberger Berman CLO Ltd.
1,000,000	Series 2016-22A, Class ER2, 11.152% (3-Month Term SOFR+683 basis points), 4/15/2038[3,4,9]	$1,018,714
3,000,000	Series 2017-16SA, Class A1R2, 5.498% (3-Month Term SOFR+118 basis points), 4/15/2039[3,4,9]	3,002,064
1,750,000	Series 2017-16SA, Class D1R2, 7.018% (3-Month Term SOFR+270 basis points), 4/15/2039[3,4,9]	1,756,269
2,000,000	Series 2019-32RA, Class D1, 7.279% (3-Month Term SOFR+295 basis points), 7/20/2039[3,4,9]	2,001,870
	Neuberger Berman Loan Advisers CLO Ltd.
1,250,000	Series 2024-55A, Class E, 10.832% (3-Month Term SOFR+650 basis points), 4/22/2038[3,4,9]	1,267,785
1,000,000	Series 2018-27A, Class D2R, 8.818% (3-Month Term SOFR+450 basis points), 7/15/2038[3,4,9]	1,004,151
1,175,000	Series 2018-27A, Class ER, 11.068% (3-Month Term SOFR+675 basis points), 7/15/2038[3,4,9]	1,200,936
1,000,000	Series 2019-33A, Class D2R2, 8.468% (3-Month Term SOFR+415 basis points), 4/16/2039[3,4,9]	1,001,662
1,000,000	Neuberger Berman Loan Advisers Euro CLO Series 2021-1X, Class D, 5.042% (3-Month Euribor+300 basis points), 4/17/2034[3,4]	1,143,983
	New Mountain CLO Ltd.
1,000,000	Series CLO-3A, Class E, 11.187% (3-Month Term SOFR+686.16 basis points), 10/20/2034[3,4,9]	1,010,011
1,500,000	Series CLO-1A, Class DRR, 7.168% (3-Month Term SOFR+285 basis points), 1/15/2038[3,4,9]	1,502,498
	Newark BSL CLO Ltd.
1,250,000	Series 2017-1A, Class CR, 7.730% (3-Month Term SOFR+341.16 basis points), 7/25/2030[3,4,9]	1,253,104
1,500,000	Series 2017-1A, Class D, 10.880% (3-Month Term SOFR+656.16 basis points), 7/25/2030[3,4,9]	1,505,725
4,000,000	Oaktree CLO Ltd. Series 2024-25A, Class A, 5.875% (3-Month Term SOFR+155 basis points), 4/20/2037[3,4,9]	4,016,356
	Oaktree CLO Ltd.
1,000,000	Series 2022-1A, Class DR, 7.445% (3-Month Term SOFR+310 basis points), 7/15/2038[3,4,9]	999,957
2,000,000	Series 2023-2A, Class A1R, 5.675% (3-Month Term SOFR+135 basis points), 7/20/2038[3,4,9]	2,006,132
1,500,000	Series 2023-2A, Class D1R, 7.375% (3-Month Term SOFR+305 basis points), 7/20/2038[3,4,9]	1,505,526

Palmer Square Opportunistic Income Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2025

Principal Amount[1]		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
1,000,000	Series 2023-2A, Class ER, 10.325% (3-Month Term SOFR+600 basis points), 7/20/2038[3,4,9]	$1,007,922
	OCP CLO Ltd.
2,050,000	Series 2014-5A, Class CR, 7.475% (3-Month Term SOFR+316.16 basis points), 4/26/2031[3,4,9]	2,064,127
1,700,000	Series 2019-16A, Class ER, 10.940% (3-Month Term SOFR+661.16 basis points), 4/10/2033[3,4,9]	1,709,130
1,500,000	Series 2023-30A, Class E, 11.409% (3-Month Term SOFR+709 basis points), 1/24/2037[3,4,9]	1,536,315
1,000,000	Series 2024-32A, Class D2, 9.050%, 4/23/2037[3,9]	1,007,041
895,000	Series 2024-32A, Class E, 11.079% (3-Month Term SOFR+676 basis points), 4/23/2037[3,4,9]	909,421
1,025,000	Series 2020-18A, Class A1R2, 5.695% (3-Month Term SOFR+137 basis points), 7/20/2037[3,4,9]	1,028,588
1,500,000	Series 2022-25A, Class A1R, 5.745% (3-Month Term SOFR+142 basis points), 7/20/2037[3,4,9]	1,506,374
1,305,000	Series 2020-18A, Class ER2, 10.575% (3-Month Term SOFR+625 basis points), 7/20/2037[3,4,9]	1,330,330
1,500,000	Series 2021-22A, Class D1R, 7.325% (3-Month Term SOFR+300 basis points), 10/20/2037[3,4,9]	1,503,672
1,000,000	OCP Euro DAC Series 2025-12A, Class B2, 4.700%, 1/20/2038[3,9]	1,133,133
	Octagon Investment Partners Ltd.
1,805,000	Series 2013-1A, Class DR2, 7.080% (3-Month Term SOFR+276.16 basis points), 1/25/2031[3,4,9]	1,818,095
1,000,000	Series 2018-18A, Class C, 7.279% (3-Month Term SOFR+296.16 basis points), 4/16/2031[3,4,9]	1,002,730
2,000,000	OHA Credit Funding Ltd. Series 2021-8A, Class D1R, 6.975% (3-Month Term SOFR+265 basis points), 1/20/2038[3,4,9]	2,002,598
	OZLM Ltd.
1,500,000	Series 2017-21A, Class C, 7.257% (3-Month Term SOFR+293.16 basis points), 1/20/2031[3,4,9]	1,508,488
1,750,000	Series 2014-6A, Class CT, 7.222% (3-Month Term SOFR+290 basis points), 4/17/2031[3,4,9]	1,757,070
1,500,000	Series 2014-6A, Class DS, 10.634% (3-Month Term SOFR+631.16 basis points), 4/17/2031[3,4,9]	1,408,759
1,500,000	Series 2018-20A, Class C, 7.537% (3-Month Term SOFR+321.16 basis points), 4/20/2031[3,4,9]	1,507,500
	Post CLO Ltd.
1,500,000	Series 2023-1A, Class D, 9.575% (3-Month Term SOFR+525 basis points), 4/20/2036[3,4,9]	1,506,425

Palmer Square Opportunistic Income Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2025

Principal Amount[1]		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
2,000,000	Series 2023-1A, Class E, 12.225% (3-Month Term SOFR+790 basis points), 4/20/2036[3,4,9]	$2,023,654
1,000,000	Series 2024-1A, Class E, 11.125% (3-Month Term SOFR+680 basis points), 4/20/2037[3,4,9]	1,014,161
2,000,000	Series 2024-2A, Class A1, 5.745% (3-Month Term SOFR+142 basis points), 1/20/2038[3,4,9]	2,005,910
5,000,000	Rad CLO Ltd. Series 2021-15A, Class A1AR, 5.700% (3-Month Term SOFR+136 basis points), 7/20/2040[3,4,9]	5,019,971
	Recette CLO Ltd.
1,000,000	Series 2015-1A, Class YRR, 0.100%, 4/20/20343,9	22,531
1,750,000	Series 2015-1A, Class FRR, 13.057% (3-Month Term SOFR+873.16 basis points), 4/20/2034[3,4,9]	1,605,435
	Regatta Funding Ltd.
1,000,000	Series 2019-2A, Class ER, 11.418% (3-Month Term SOFR+710 basis points), 1/15/2033[3,4,9]	1,007,705
3,000,000	Series 2016-1A, Class A1R2, 5.731% (3-Month Term SOFR+141.16 basis points), 6/20/2034[3,4,9]	3,005,564
1,250,000	Series 2016-1A, Class ER2, 10.981% (3-Month Term SOFR+666.16 basis points), 6/20/2034[3,4,9]	1,257,229
1,000,000	Series 2023-2A, Class D, 9.568% (3-Month Term SOFR+525 basis points), 1/25/2037[3,4,9]	1,005,288
1,000,000	Series 2017-1A, Class D1R, 8.022% (3-Month Term SOFR+370 basis points), 4/17/2037[3,4,9]	1,009,311
500,000	Series 2017-1A, Class D2R, 9.322% (3-Month Term SOFR+500 basis points), 4/17/2037[3,4,9]	501,899
2,000,000	Series 2017-3A, Class AR, 5.802% (3-Month Term SOFR+148 basis points), 7/17/2037[3,4,9]	2,008,305
1,000,000	Series 2021-5A, Class D2R, 8.325% (3-Month Term SOFR+400 basis points), 1/20/2038[3,4,9]	1,002,555
4,000,000	Series 2025-4A, Class A1, 5.628% (3-Month Term SOFR+134 basis points), 7/25/2038[3,4,9]	4,014,106
625,000	Riserva CLO Ltd. Series 2016-3A, Class FRR, 13.101% (3-Month Term SOFR+877.16 basis points), 1/18/2034[3,4,9]	587,346
1,000,000	Rockford Tower CLO Ltd. Series 2017-2A, Class ER, 10.829% (3-Month Term SOFR+651.16 basis points), 10/15/2029[3,4,9]	996,359
1,500,000	RR 15 Ltd. Series 2021-15A, Class C, 7.479% (3-Month Term SOFR+316.16 basis points), 4/15/2036[3,4,9]	1,505,111

Palmer Square Opportunistic Income Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2025

Principal Amount[1]		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
2,250,000	RR 36 Ltd. Series 2024-36RA, Class C1R, 7.068% (3-Month Term SOFR+275 basis points), 1/15/2040[3,4,9]	$2,259,161
1,500,000	Sculptor CLO Ltd. Series 30A, Class ER, 11.087% (3-Month Term SOFR+682 basis points), 7/20/2038[3,4,9]	1,516,863
	Shackleton CLO Ltd.
1,000,000	Series 2013-4RA, Class C, 7.452% (3-Month Term SOFR+313.16 basis points), 4/13/2031[3,4,9]	1,005,685
750,000	Series 2019-14A, Class DRR, 7.325% (3-Month Term SOFR+300 basis points), 7/20/2034[3,4,9]	752,775
1,250,000	Series 2019-14A, Class ERR, 10.225% (3-Month Term SOFR+590 basis points), 7/20/2034[3,4,9]	1,248,386
	Signal Peak CLO Ltd.
5,121,212	Series 2017-4A, Class SUB, 0.000%, 10/26/20343,9,10	736,335
1,000,000	Series 2018-5A, Class D1R, 8.518% (3-Month Term SOFR+420 basis points), 4/25/2037[3,4,9]	1,009,717
	Silver Point CLO Ltd.
2,000,000	Series 2025-9A, Class A1, 5.808% (3-Month Term SOFR+152 basis points), 3/31/2038[3,4,9]	2,008,421
1,500,000	Series 2023-2A, Class D1R, 7.475% (3-Month Term SOFR+315 basis points), 4/20/2038[3,4,9]	1,505,439
1,500,000	Series 2025-11A, Class D1, 0.000% (3-Month Term SOFR+300 basis points), 7/15/2038[3,4,9]	1,500,133
2,325,000	Sixth Street CLO Ltd. Series 2023-22A, Class D1R, 6.975% (3-Month Term SOFR+265 basis points), 4/21/2038[3,4,9]	2,320,891
	Sound Point CLO Ltd.
1,000,000	Series 2018-2A, Class D, 7.575% (3-Month Term SOFR+326.16 basis points), 7/26/2031[3,4,9]	1,001,333
1,000,000	Series 2019-3A, Class DR, 8.080% (3-Month Term SOFR+376.16 basis points), 10/25/2034[3,4,9]	966,516
1,000,000	Symphony CLO Ltd. Series 2016-18A, Class DRR, 7.269% (3-Month Term SOFR+295 basis points), 7/23/2033[3,4,9]	1,002,957
1,000,000	Thayer Park CLO Ltd. Series 2017-1A, Class ER, 13.457% (3-Month Term SOFR+913.16 basis points), 4/20/2034[3,4,9]	938,142
	THL Credit Wind River CLO Ltd.
2,350,000	Series 2013-2A, Class DR, 7.541% (3-Month Term SOFR+321.16 basis points), 10/18/20303,4,9	2,361,742

Palmer Square Opportunistic Income Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2025

Principal Amount[1]		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
2,250,000	Series 2015-1A, Class ER, 10.387% (3-Month Term SOFR+606.16 basis points), 10/20/2030[3,4,9]	$2,242,302
1,000,000	Series 2014-2A, Class DR, 7.479% (3-Month Term SOFR+316.16 basis points), 1/15/2031[3,4,9]	1,003,771
666,747	Series 2019-3A, Class AR2, 5.378% (3-Month Term SOFR+106 basis points), 4/15/2031[3,4,9]	667,147
750,000	Series 2019-3A, Class DR2, 7.418% (3-Month Term SOFR+310 basis points), 4/15/2031[3,4,9]	754,405
	TRESTLES CLO Ltd.
1,000,000	Series 2017-1A, Class A1RR, 5.778% (3-Month Term SOFR+146 basis points), 7/25/2037[3,4,9]	1,005,661
1,950,000	Series 2018-2A, Class A1R, 5.888% (3-Month Term SOFR+157 basis points), 7/25/2037[3,4,9]	1,965,610
1,000,000	Series 2023-6A, Class A1R, 5.498% (3-Month Term SOFR+118 basis points), 4/25/2038[3,4,9]	1,000,687
	Trinitas CLO Ltd.
2,000,000	Series 2023-25A, Class D1, 9.319% (3-Month Term SOFR+500 basis points), 1/23/2037[3,4,9]	2,006,954
2,000,000	Series 2024-29A, Class A1, 5.809% (3-Month Term SOFR+149 basis points), 7/23/2037[3,4,9]	2,008,614
1,500,000	Series 2025-34A, Class D1, 8.327% (3-Month Term SOFR+400 basis points), 4/22/2038[3,4,9]	1,517,169
750,000	Series 2025-34A, Class E, 11.487% (3-Month Term SOFR+716 basis points), 4/22/2038[3,4,9]	771,871
517,423	Upland CLO Ltd. Series 2016-1A, Class A1AR, 5.607% (3-Month Term SOFR+128.16 basis points), 4/20/2031[3,4,9]	518,018
1,000,000	Verdelite Static CLO Ltd. Series 2024-1A, Class D, 7.175% (3-Month Term SOFR+285 basis points), 7/20/2032[3,4,9]	1,002,923
	Voya CLO Ltd.
500,000	Series 2013-1A, Class CR, 7.529% (3-Month Term SOFR+321.16 basis points), 10/15/2030[3,4,9]	501,477
1,000,000	Series 2014-1A, Class CR2, 7.391% (3-Month Term SOFR+306.16 basis points), 4/18/2031[3,4,9]	1,002,932
2,000,000	Series 2018-1A, Class C, 7.187% (3-Month Term SOFR+286.16 basis points), 4/19/2031[3,4,9]	2,006,383
2,000,000	Series 2018-3A, Class D, 7.579% (3-Month Term SOFR+326.16 basis points), 10/15/2031[3,4,9]	1,999,090
2,500,000	Series 2016-3A, Class CR, 7.841% (3-Month Term SOFR+351.16 basis points), 10/18/2031[3,4,9]	2,503,071

Palmer Square Opportunistic Income Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2025

Principal Amount[1]		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
3,000,000	Series 2017-3A, Class CRR, 7.425% (3-Month Term SOFR+310 basis points), 4/20/2034[3,4,9]	$3,017,263
1,125,000	Series 2022-3A, Class ER, 12.325% (3-Month Term SOFR+800 basis points), 10/20/2036[3,4,9]	1,138,301
250,000	Series 2022-4A, Class ER, 11.025% (3-Month Term SOFR+670 basis points), 4/20/2037[3,4,9]	255,848
1,000,000	Series 2019-1A, Class D1RR, 7.368% (3-Month Term SOFR+305 basis points), 10/15/2037[3,4,9]	1,006,639
1,500,000	Series 2020-3A, Class ARR, 5.575% (3-Month Term SOFR+125 basis points), 1/20/2038[3,4,9]	1,501,700
1,000,000	Series 2020-3A, Class D1RR, 7.025% (3-Month Term SOFR+270 basis points), 1/20/2038[3,4,9]	1,002,522
1,000,000	Series 2020-3A, Class D2RR, 8.175% (3-Month Term SOFR+385 basis points), 1/20/2038[3,4,9]	995,315
1,000,000	Series 2020-2A, Class D2RR, 8.325% (3-Month Term SOFR+400 basis points), 1/20/2038[3,4,9]	1,000,461
2,000,000	Voya Euro CLO DAC Series 1A, Class B2R, 5.150%, 10/15/2037[3,9]	2,311,107
1,875,000	Voya Euro Clo IX DAC Series 9X, Class B1, 0.000% (3-Month Euribor+195 basis points), 10/15/2038[3,4]	2,139,678
295,238	Wellfleet CLO Ltd. Series 2018-2A, Class A1R, 5.405% (3-Month Term SOFR+108 basis points), 10/20/2031[3,4,9]	295,385
	Whitebox CLO Ltd.
2,000,000	Series 2023-4A, Class D1R, 8.225% (3-Month Term SOFR+390 basis points), 4/20/2036[3,4,9]	2,005,815
1,000,000	Series 2023-4A, Class ER, 10.805% (3-Month Term SOFR+648 basis points), 4/20/2036[3,4,9]	1,015,313
750,000	Wind River CLO Ltd. Series 2014-3A, Class DR2, 7.994% (3-Month Term SOFR+366.16 basis points), 10/22/2031[3,4,9]	758,462
	Total Asset-Backed Securities
	(Cost $359,181,926)	355,998,265
	COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.6%
203,000	DBUBS Mortgage Trust Series 2011-LC3A, Class PM2, 5.098%, 5/10/2044[3,9,10]	141,081
2,000,000	Elmwood CLO Ltd. Series 2021-2A, Class D1R, 6.975% (3-Month Term SOFR+265 basis points), 4/20/2038[3,4,9]	1,992,461
3,447,782	GS Mortgage Securities Corp Trust Series 2012-BWTR, Class A, 2.954%, 11/5/2034[3,9]	3,028,752

Palmer Square Opportunistic Income Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2025

Principal Amount[1]		Value
	BONDS (Continued)
	COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
500,000	WFLD Mortgage Trust Series 2014-MONT, Class D, 3.755%, 8/10/2031[3,9,10]	$369,894
750,000	Worldwide Plaza Trust Series 2017-WWP, Class F, 3.596%, 11/10/2036[9,10]	39,383
2,500,000	XRL ALC LLC Series 2025-OZK, Class B1, 13.500%, 7/15/2028[9,11]	2,506,637
	Total Commercial Mortgage-Backed Securities
	(Cost $8,609,672)	8,078,208
	CORPORATE — 5.4%
	BASIC MATERIALS — 0.5%
430,000	Ahlstrom Holding 3 Oy 4.875%, 2/4/2028[3,8,9]	414,383
1,350,000	Olympus Water U.S. Holding Corp. 4.250%, 10/1/2028[3,9]	1,286,678
925,000	SCIL USA Holdings LLC 5.375%, 11/1/2026[3,9]	920,375
		2,621,436
	COMMUNICATIONS — 0.5%
1,025,000	Altice Financing S.A. 5.000%, 1/15/2028[3,8,9]	828,969
450,000	Scripps Escrow II, Inc. 5.375%, 1/15/2031[3,9]	333,000
545,000	Summer BC Holdco B SARL 5.875%, 2/15/2030[3]	613,995
950,000	Zegona Finance PLC 8.625%, 7/15/2029[3,8,9]	1,012,937
		2,788,901
	CONSUMER, CYCLICAL — 0.8%
900,000	Beach Acquisition Bidco LLC 10.000%, 7/15/2033[3,9,12]	941,625
1,160,000	Deuce Finco Plc 5.500%, 6/15/2027[3]	1,529,552
1,125,000	Ford Motor Credit Co. LLC 2.900%, 2/10/2029[3]	1,024,405
400,000	Grupo Antolin-Irausa S.A. 10.375%, 1/30/2030[3]	294,408
		3,789,990
	CONSUMER, NON-CYCLICAL — 1.4%
875,000	Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl 4.625%, 6/1/2028[3,8,9]	852,065

Palmer Square Opportunistic Income Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2025

Principal Amount[1]		Value
	BONDS (Continued)
	CORPORATE (Continued)
	CONSUMER, NON-CYCLICAL (Continued)
1,150,000	CAB SELAS 3.375%, 2/1/2028[3]	$1,257,874
940,000	Grifols Escrow Issuer S.A. 4.750%, 10/15/2028[3,8,9]	905,925
982,000	HAH Group Holding Co. LLC 9.750%, 10/1/2031[3,9]	952,544
950,000	House of HR Group B.V. 9.000%, 11/3/2029[3]	1,084,104
775,000	Organon & Co. / Organon Foreign Debt Co.-Issuer B.V. 7.875%, 5/15/2034[3,9]	697,500
1,060,000	Radiology Partners, Inc. 8.500%, 7/15/2032[3,9]	1,071,262
		6,821,274
	ENERGY — 0.7%
675,000	Archrock Partners LP / Archrock Partners Finance Corp. 6.250%, 4/1/2028[3,9]	679,219
900,000	Genesis Energy LP / Genesis Energy Finance Corp. 7.750%, 2/1/2028[3]	912,375
300,000	Murray Energy Corp. 11.250%, 10/17/2027*,3,7,9,13	—
1,200,000	Star Holding LLC 8.750%, 8/1/2031[3,9]	1,177,409
700,000	XPLR Infrastructure LP 2.500%, 6/15/2026[9,14]	672,910
		3,441,913
	FINANCIAL — 0.8%
500,000	Acrisure LLC / Acrisure Finance, Inc. 7.500%, 11/6/2030[3,9]	516,869
500,000	Alliant Holdings Intermediate LLC / Alliant Holdings Co.-Issuer 4.250%, 10/15/2027[3,9]	489,895
825,000	Blackstone Mortgage Trust, Inc. 3.750%, 1/15/2027[3,9]	799,297
1,175,000	CoreLogic, Inc. 4.500%, 5/1/2028[3,9]	1,108,555
1,024,000	Osaic Holdings, Inc. 8.000%, 8/1/2033[3,9]	1,044,480
		3,959,096
	INDUSTRIAL — 0.2%
1,000,000	Smyrna Ready Mix Concrete LLC 8.875%, 11/15/2031[3,9]	1,055,000

Palmer Square Opportunistic Income Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2025

Principal Amount[1]		Value
	BONDS (Continued)
	CORPORATE (Continued)
	TECHNOLOGY — 0.5%
1,150,000	Helios Software Holdings, Inc. 4.625%, 5/1/2028[3,9]	$1,079,562
1,275,000	Virtusa Corp. 7.125%, 12/15/2028[3,9]	1,219,544
		2,299,106
	Total Corporate
	(Cost $26,781,998)	26,776,716
	Total Bonds
	(Cost $394,573,596)	390,853,189

Number of Shares
	COMMON EQUITY — 0.1%
	CONSUMER, CYCLICAL — 0.1%
6,465	Aimbridge Acquisition Co., Inc[7]	426,690
	CONSUMER, NON-CYCLICAL — 0.0%
395	Correct Care Solutions[7]	99
395	Correct Care Solutions[7]	4,986
106	Wellpath Recovery Solutions[7]	2,379
		7,464
	Total Common Equity
	(Cost $433,755)	434,154
	EXCHANGE-TRADED FUNDS — 0.3%
22,791	Palmer Square CLO Senior Debt ETF[15]	463,797
44,032	Palmer Square Credit Opportunities ETF[15]	905,738
	Total Exchange-Traded Funds
	(Cost $1,366,350)	1,369,535
	SHORT-TERM INVESTMENTS — 16.0%
79,198,957	Fidelity Investments Money Market Funds - Treasury Portfolio - Class I, 4.14%[16,17]	79,198,957
	Total Short-Term Investments
	(Cost $79,198,957)	79,198,957
	TOTAL INVESTMENTS — 109.6%
	(Cost $545,280,737)	541,359,166
	Liabilities in Excess of Other Assets — (9.6)%	(47,571,272)
	TOTAL NET ASSETS — 100.0%	$493,787,894

Palmer Square Opportunistic Income Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2025

EUR –	Euro
ETF –	Exchange-Traded Fund

*	Non-income producing security.
[1]	Local currency.
[2]	Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate ("LIBOR"), (iii) the Certificate of Deposit rate, or (iv) Secured Overnight Financing Rate ("SOFR"). Bank Loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy.
[3]	Callable.
[4]	Floating rate security.
[5]	All or a portion of the loan is unfunded.
[6]	Denotes investments purchased on a when-issued or delayed delivery basis.
[7]	The value of these securities was determined using significant unobservable inputs. These are reported as Level 3 securities in the Fair Value Hierarchy.
[8]	Foreign security denominated in U.S. Dollars.
[9]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $367,084,720 which represents 74.34% of total net assets of the Fund.
[10]	Variable rate security.
[11]	Step rate security.
[12]	Payment-in-kind interest is generally paid by issuing additional par/shares of the security rather than paying cash.
[13]	Security is in default.
[14]	Convertible security.
[15]	Affiliated company.
[16]	All or a portion of this security is segregated as collateral for securities sold short. The market value of the securities pledged as collateral was $2,918,977, which represents 0.59% of total net assets of the Fund.
[17]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Consolidated Financial Statements.

Palmer Square Opportunistic Income Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2025

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Purchase Contracts	Counterparty	Currency Exchange	Settlement Date	Currency Amount Purchased	Value At Settlement Date	Value At July 31, 2025	Unrealized Appreciation (Depreciation)
EUR	JP Morgan	EUR per USD	9/5/2025	1,000,000	$1,154,601	$1,144,036	$(10,565)
					$1,154,601	$1,144,036	$(10,565)

Sale Contracts	Counterparty	Currency Exchange	Settlement Date	Currency Amount Sold	Value At Settlement Date	Value At July 31, 2025	Unrealized Appreciation (Depreciation)
EUR	JP Morgan	EUR per USD	9/5/2025	(2,750,000)	$(3,156,182)	$(3,146,100)	$10,082
EUR	JP Morgan	EUR per USD	9/25/2025	(4,498,500)	(5,242,905)	(5,153,661)	89,244
EUR	JP Morgan	EUR per USD	10/15/2025	(2,000,000)	(2,216,110)	(2,294,084)	(77,974)
EUR	JP Morgan	EUR per USD	10/24/2025	(7,400,000)	(8,760,997)	(8,493,295)	267,702
EUR	JP Morgan	EUR per USD	12/2/2025	(2,600,000)	(2,786,334)	(2,991,596)	(205,262)
EUR	JP Morgan	EUR per USD	3/27/2026	(1,000,000)	(1,101,164)	(1,157,860)	(56,696)
EUR	JP Morgan	EUR per USD	7/23/2026	(2,500,000)	(3,007,435)	(2,915,714)	91,721
					$(26,271,127)	$(26,152,310)	$118,817
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS					$(25,116,526)	$(25,008,274)	$108,252

EUR – Euro

USD – U.S. Dollar

See accompanying Notes to Consolidated Financial Statements.

Palmer Square Opportunistic Income Fund

CONSOLIDATED SUMMARY OF INVESTMENTS

As of July 31, 2025

Security Type/Sector	Percent of Total Net Assets
Bonds
Asset-Backed Securities	72.1%
Corporate	5.4%
Commercial Mortgage-Backed Securities	1.6%
Total Bonds	79.1%
Bank Loans	14.1%
Exchange-Traded Funds	0.3%
Common Equity	0.1%
Short-Term Investments	16.0%
Total Investments	109.6%
Liabilities in Excess of Other Assets	(9.6)%
Total Net Assets	100.0%

See accompanying Notes to Consolidated Financial Statements.

Palmer Square Opportunistic Income Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
As of July 31, 2025

Assets:
Investments, at value (cost $543,914,387)	$539,989,631
Affiliated investments, at value (cost $1,366,350)	1,369,535
Foreign currency, at value (cost $817,202)	815,241
Cash	8,192,992
Receivables:
Unrealized appreciation on forward foreign currency exchange contracts	108,252
Investment securities sold	1,909,657
Fund shares sold	401,967
Interest	2,487,681
Prepaid commitment fees	201,818
Prepaid expenses	51,291
Total assets	555,528,065

Liabilities:
Payables:
Cash due to broker	662,006
Investment securities purchased	19,426,538
Funds borrowed	40,900,000
Advisory fees	412,750
Shareholder servicing fees (Note 6)	53,695
Fund accounting and administration fees	106,039
Transfer agent fees and expenses	22,369
Custody fees	24,130
Commitment fees payable (Note 12)	28,752
Legal fees	28,135
Auditing fees	20,000
Interest on borrowings	13,084
Trustees' fees and expenses	2,474
Accrued other expenses	40,199
Total liabilities	61,740,171

Net Assets	$493,787,894

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$493,238,959
Total distributable earnings (accumulated deficit)	548,935
Net Assets	$493,787,894

Maximum Offering Price per Share:
Net assets applicable to shares outstanding	$493,787,894
Shares of beneficial interest issued and outstanding	27,433,115
Redemption price per share	$18.00

Palmer Square Opportunistic Income Fund
CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended July 31, 2025

Investment Income:
Interest	$42,414,552
Dividends from affiliated investments	12,748
Dividends	611
Total investment income	42,427,911

Expenses:
Advisory fees	4,327,382
Shareholder servicing fees (Note 6)	516,306
Fund accounting and administration fees	388,215
Transfer agent fees and expenses	72,606
Custody fees	21,396
Interest on borrowings (Note 12)	2,479,790
Commitment fees (Note 12)	355,570
Legal fees	162,242
Trustees' fees and expenses	62,571
Registration fees	52,002
Miscellaneous	50,619
Insurance fees	50,616
Shareholder reporting fees	34,657
Brokerage expense	33,856
Auditing fees	20,200
Interest on securities sold short	6,923
Total expenses	8,634,951
Affiliated fund fee waived (Note 3)	(2,767)
Net expenses	8,632,184
Net investment income (loss)	33,795,727

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(194,404)
Affiliated investments	792
Purchased options contracts	(300,967)
Securities sold short	21,350
Forward contracts	(821,720)
Swap contracts	(54,235)
Foreign currency transactions	(80,539)
Net realized gain (loss)	(1,429,723)
Net change in unrealized appreciation (depreciation) on:
Investments	(2,590,651)
Affiliated investments	3,185
Purchased options contracts	161,695
Forward contracts	125,659
Swap contracts	21,939
Foreign currency translations	13,441
Net change in unrealized appreciation (depreciation)	(2,264,732)
Net realized and unrealized gain (loss)	(3,694,455)

Net Increase (Decrease) in Net Assets from Operations	$30,101,272

Palmer Square Opportunistic Income Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	July 31, 2025	July 31, 2024
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$33,795,727	$32,243,575
Net realized gain (loss) on investments, securities sold short, purchased option contracts,
forward contracts, swap contracts and foreign currency	(1,429,723)	546,285
Net change in unrealized appreciation (depreciation) on investments, purchased options contracts,
forward contracts, swap contracts, and foreign currency	(2,264,732)	12,469,534
Net increase (decrease) in net assets resulting from operations	30,101,272	45,259,394

Distributions to Shareholders:
Total distributions to shareholders	(32,142,959)	(30,127,100)

Capital Transactions:
Net proceeds from shares sold	160,244,273	151,549,688
Reinvestment of distributions	5,471,811	5,432,697
Cost of shares redeemed	(53,719,905)	(78,660,060)
Net increase (decrease) in net assets from capital transactions	111,996,179	78,322,325

Total increase (decrease) in net assets	109,954,492	93,454,619

Net Assets:
Beginning of period	383,833,402	290,378,783
End of period	$493,787,894	$383,833,402

Capital Share Transactions:
Shares sold	8,889,829	8,533,422
Shares reinvested	306,702	309,564
Shares redeemed	(2,991,584)	(4,505,494)
Net increase (decrease) in capital share transactions	6,204,947	4,337,492

Palmer Square Opportunistic Income Fund
CONSOLIDATED STATEMENT OF CASH FLOWS
For the Year Ended July 31, 2025

Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net increase (decrease) in net assets resulting from operations	$30,101,272
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash provided by (used for) operating activities:
Purchases of long-term portfolio investments	(388,261,678)
Sales of long-term portfolio investments	315,335,877
Purchased options contracts	(190,001)
Sale of options contracts	57,254
Proceeds from securities sold short	2,167,751
Cover short securities	(2,147,210)
Purchase of short-term investments, net	(44,284,378)
Return of capital dividends received	7,988,903
Decrease in foreign currency	585,411
Decrease in cash held by broker	273,856
Increase in investment securities sold receivable	(1,166,277)
Decrease in premiums paid on open swap contracts	111,633
Increase in interest receivable	(108,114)
Increase in prepaid expenses	(75,643)
Increase in investment securities purchased	2,756,152
Increase in cash due to broker	662,006
Increase in advisory fees payable	94,490
Increase in shareholder servicing fees payable	944
Increase in accrued expenses payable	37,738
Net amortization on investments	(2,210,284)
Net realized gain	(2,468,604)
Net change in unrealized appreciation/depreciation	2,278,173
Net cash used for operating activities	(78,460,729)
Cash flows provided by (used for) financing activities:
Proceeds from shares sold	160,408,974
Cost of shares redeemed	(53,719,905)
Dividends paid to shareholders, net of reinvestments	(26,671,148)
Draw on line of credit	8,350,000
Repayments on line of credit	(5,700,000)
Net cash provided by (used for) financing activities	82,667,921

Net increase in cash	4,207,192

Cash:
Beginning of period	3,985,800
End of period	$8,192,992

Non cash financing activities not included herein consist of $5,471,811 of reinvested dividends.

Cash paid for interest on securities sold short during the period was $6,923.

Cash paid for interest on borrowings during the period was $2,473,871.

Palmer Square Opportunistic Income Fund

CONSOLIDATED FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended July 31,
	2025	2024	2023	2022	2021

Net asset value, beginning of period	$18.08	$17.19	$16.74	$18.86	$16.82
Income from Investment Operations:
Net investment income (loss)[1]	1.40	1.82	1.56	1.08	1.02
Net realized and unrealized gain (loss)	(0.14)	0.78	0.48	(1.95)	1.95
Total from investment operations	1.26	2.60	2.04	(0.87)	2.97
Less Distributions:
From net investment income	(1.25)	(1.71)	(1.56)	(0.90)	(0.93)
From net realized gains	(0.09)	-	(0.03)	(0.35)	-
Total distributions	(1.34)	(1.71)	(1.59)	(1.25)	(0.93)

Net asset value, end of period	$18.00	$18.08	$17.19	$16.74	$18.86

Total return[2]	7.27%	15.82%	13.04%	(4.96)%	17.96%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$493,788	$383,833	$290,379	$261,381	$213,306

Ratio of expenses to average net assets (including brokerage expense, interest expense and interest on securities sold short):
Before fees waived and expenses absorbed/recovered[3]	1.99%	2.34%	2.28%	1.50%	1.50%
After fees waived and expenses absorbed/recovered[3]	1.99%	2.34%	2.28%	1.50%	1.57%

Ratio of net investment income to average net assets (including brokerage expense, interest expense and interest on securities sold short):
Before fees waived and expenses absorbed/recovered	7.81%	10.23%	9.34%	5.98%	5.63%
After fees waived and expenses absorbed/recovered	7.81%	10.23%	9.34%	5.98%	5.56%

Senior Securities
Total borrowings (000's omitted)	$40,900	$38,250	$29,750	$13,000.00	$-
Asset coverage per $1,000 unit of senior indebtedness [4]	$13,073	$11,035	$10,761	$21,106.00	$-

Portfolio turnover rate	75%	59%	53%	82%	111%

[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower/higher had expenses not been waived/recovered and absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	If brokerage expense, commitment fees, interest expense and interest on securities sold short had been excluded, the expense ratios would have been lowered by 0.66%, 0.90%, 0.87%, 0.09%, and 0.07%, for the years ended July 31, 2025, 2024, 2023, 2022, and 2021, respectively.
[4]	As a result of the Fund having earmarked or segregated securities to collateralize the transactions or otherwise having covered the transactions, in accordance with releases and interpretive letters issued by the Securities and Exchange Commission (the “SEC”), the Fund does not treat its obligations under such transactions as senior securities representing indebtedness for purposes of the 1940 Act.

See accompanying Notes to Consolidated Financial Statements.

Palmer Square Opportunistic Income Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

July 31, 2025

Note 1 – Organization

The Palmer Square Opportunistic Income Fund (the “Fund”) was organized as a Delaware statutory trust (the “Trust”) on May 1, 2014, and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. Shares of the Fund are being offered on a continuous basis (the “Shares”). The Fund commenced operations on August 29, 2014. The Fund had no operations prior to August 29, 2014 other than those relating to its organization and the sale of 5,000 shares of beneficial interest in the Fund at $20.00 per share to the Fund’s advisor, Palmer Square Capital Management LLC.

The Fund is an “interval fund,” a type of fund which, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25% of its outstanding Shares at net asset value (“NAV”) per Share. Subject to applicable law and approval of the Board of Trustees of the Fund (the “Board” or “Board of Trustees”), the Fund will seek to conduct such quarterly repurchase offers typically for between 5-10% of the Fund’s outstanding Shares at NAV per Share. In connection with any repurchase offer, the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares. Repurchases may be oversubscribed, preventing shareholders from selling some or all of their tendered Shares back to the Fund. The Fund’s Shares are not listed on any securities exchange and there is no secondary trading market for its Shares.

The Fund’s investment objective is to seek a high level of current income. As a secondary objective, the Fund seeks long-term capital appreciation.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

The Fund is deemed to be an individual reporting segment and is not part of a consolidated reporting entity. The objective and strategy of the Fund is used by the Advisor to make investment decisions, and the results of the operations, as shown on the Statements of Operations and the financial highlights for the Fund is the information utilized for the day-to-day management of the Fund. The Fund is party to the expense agreements as disclosed in the Notes to the Financial Statements and there are no resources allocated to a Fund based on performance measurements. The management of the Fund’s Advisor is deemed to be the Chief Operating Decision Maker with respect to the Fund's investment decisions.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Consolidation of Subsidiary

On June 2, 2022, PSOIX Funding I LLC (“PSOIX SPV”) was formed as a limited liability company, and it is a wholly owned subsidiary of the Fund. The Consolidated Schedule of Investments, Statement of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets, Statement of Cash Flows and Financial Highlights of the Fund includes the accounts of PSOIX SPV. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund. As of July 31, 2025, the total net assets of the PSOIX SPV were $27,322,707 or approximately 5.53% of the Fund’s total net assets.

Palmer Square Opportunistic Income Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

July 31, 2025

(b) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Pricing services generally value debt securities assuming orderly transactions of an institutional round lot size, but such securities may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale). The Board of Trustees has designated the Advisor as the Fund’s valuation designee (the “Valuation Designee”) to make all fair value determinations with respect to the Fund’s portfolio investments, subject to the Board’s oversight. As the Valuation Designee, the Advisor has adopted and implemented policies and procedures to be followed when the Fund must utilize fair value pricing.

(c) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Consolidated Statement of Operations.  Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Premiums for callable debt securities are amortized to the earliest call date, if the call price was less than the purchase price. If the call price was not at par and the security was not called, the security is amortized to the next call price and date. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

Income from securitization vehicles and equity investments in the equity class securities of CLO vehicles (typically income notes or subordinated notes) is recorded using the effective interest method in accordance with the provisions of ASC 325-40, Beneficial Interests in Securitized Financial Assets, based upon a calculation of the effective yield to the expected redemption date based on an estimate of future cash flows, including those CLO equity investments that have not made their inaugural distribution for the relevant period end. The Fund monitors the expected residual payments, and the effective yield is determined and updated quarterly, or as required. Accordingly, investment income recognized on CLO equity securities in the GAAP statement of operations differs from both the tax-basis investment income and from the cash distributions actually received by the Fund during the period.

In conjunction with the use of futures contracts and swap contracts, the Fund may be required to maintain collateral in various forms. At July 31, 2025, such collateral is denoted in the Fund’s Consolidated Statement of Assets and Liabilities. Also, in conjunction with the use of futures contracts or swap contracts, the Fund, when appropriate, utilizes a segregated margin deposit account with the counterparty. At July 31, 2025, these segregated margin deposit accounts are denoted in the Fund’s Consolidated Statement of Assets and Liabilities.

Palmer Square Opportunistic Income Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

July 31, 2025

(d) Asset-Backed Securities

Asset-backed securities include pools of mortgages, loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities, and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition, asset-backed securities are not backed by any governmental agency.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(e) Mortgage-Backed Securities

The Fund may invest in mortgage-backed securities ("MBS"), representing direct or indirect interests in pools of underlying residential or commercial mortgage loans that are secured by real property. These securities provide investors with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid.

The timely payment of principal and interest (but not the market value) on MBS issued or guaranteed by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA) is backed by Ginnie Mae and the full faith and credit of the US government. Obligations issued by Fannie Mae (formally known as the Federal National Mortgage Association or FNMA) and Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation or FHLMC) are historically supported only by the credit of the issuer, but currently are guaranteed by the US government in connection with such agencies being placed temporarily into conservatorship by the US government.

Some MBS are sponsored or issued by private entities. Payments of principal and interest (but not the market value) of such private MBS may be supported by pools of residential or commercial mortgage loans or other MBS that are guaranteed, directly or indirectly, by the US government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but may contain some form of non-government credit enhancement.

Collateralized mortgage obligations ("CMO") are a type of MBS. A CMO is a debt security that may be collateralized by whole mortgage loans or mortgage pass-through securities. The mortgage loans or mortgage pass-through securities are divided into classes or tranches with each class having its own characteristics. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

Palmer Square Opportunistic Income Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

July 31, 2025

The yield characteristics of MBS differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors. Generally, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Certain classes of CMOs and other MBS are structured in a manner that makes them extremely sensitive to changes in prepayment rates.

(f) Swap Agreements and Swaptions

The Fund may enter into credit default swap agreements for investment purposes. A credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Fund. The Fund may be either the buyer or seller in the transaction. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors. As a seller, the Fund would generally receive an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full face amount of deliverable obligations of the reference obligations that may have little or no value. The notional value will be used to segregate liquid assets for selling protection on credit default swaps. If the Fund were a buyer and no credit event occurs, the Fund would recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference obligation that may have little or no value. The use of swap agreements by the Fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all the possible market conditions. Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.

The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of the debt of a particular issuer or basket of issuers, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default. The purchase of credit default swaps involves costs, which will reduce the Fund's return.

The Fund may enter into total return swap contracts for investment purposes. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market, including in cases in which there may be disadvantages associated with direct ownership of a particular security. In a typical total return equity swap, payments made by the Fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.

Palmer Square Opportunistic Income Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

July 31, 2025

An option on a swap agreement, or a “swaption,” is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. In return, the purchaser pays a “premium” to the seller of the contract. The seller of the contract receives the premium and bears the risk of unfavorable changes on the underlying swap. The Fund may write (sell) and purchase put and call swaptions. The Fund may also enter into swaptions on either an asset-based or liability-based basis, depending on whether the Fund is hedging its assets or its liabilities. The Fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. The Fund may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its holdings, as a duration management technique, to protect against an increase in the price of securities the Fund anticipates purchasing at a later date, or for any other purposes, such as for speculation to increase returns. Swaptions are generally subject to the same risks involved in the Fund’s use of options.

Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. The Fund did not enter into any transactions in written swaptions contracts for the year ended July 31, 2025.

(g) Options Contracts

The Fund may write or purchase options contracts primarily to enhance the Fund’s returns or reduce volatility. In addition, the Fund may utilize options in an attempt to generate gains from options premiums or to reduce overall portfolio risk. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions. The Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

(h) Futures Contracts

The Fund may use interest rate, foreign currency, index and other futures contracts. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract originally was written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is not always made.

Palmer Square Opportunistic Income Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

July 31, 2025

A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin", equal to the daily change in value of the futures contract. This process is known as "marking to market". Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions. The Fund also is required to deposit and to maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs also must be included in these calculations.

(i) Short Sales

Short sales are transactions under which the Fund sells a security it does not own in anticipation of a decline in the value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. When a security is sold short a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense. To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities are segregated for the broker to meet the necessary margin requirements. The Fund is subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.

(j) Forward Foreign Currency Exchange Contracts

The Fund may utilize forward foreign currency exchange contracts (“forward contracts”) under which it is obligated to exchange currencies on specified future dates at specified rates, and are subject to the translations of foreign exchange rates fluctuations. All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency translations. The Fund records realized gains or losses at the time the forward contract is settled. Counterparties to these forward contracts are major U.S. financial institutions.

(k) Bank Loans

The Fund may purchase participations in commercial loans. Such investments may be secured or unsecured. Loan participations typically represent direct participation, together with other parties, in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing indebtedness and loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The indebtedness and loan participations in which the Fund intends to invest may not be rated by any nationally recognized rating service.

Bank loans may be structured to include both term loans, which are generally fully funded at the time of investment and unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand, representing a potential financial obligation by the Fund in the future. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. Commitment fees are processed as a reduction in cost.

Palmer Square Opportunistic Income Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

July 31, 2025

In addition, the Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all-times segregate or "earmark" liquid assets, in an amount sufficient to meet such commitments.

(l) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of July 31, 2025, and during the prior three open tax years, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(m) Distributions to Shareholders

The Fund will make quarterly distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Palmer Square Opportunistic Income Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

July 31, 2025

(n) Counterparty Risks

The Fund may be exposed to counterparty risk on institution or other entity with which the Fund has unsettled or open transactions. Although the Fund expects to enter into transactions only with counterparties believed by the Advisor or relevant Sub-Advisor to be creditworthy, there can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result. The Fund is subject to the risk that issuers of the instruments in which it invests and trades may default on their obligations, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments.

The Fund is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. The Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreement, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold.

The Master Repurchase Agreement governs transactions between the Fund and the counterparty. The Master Repurchase Agreement maintains provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement.

Note 3 – Investment Advisory and Other Agreements

The Fund entered into an Investment Advisory Agreement (the “Agreement”) with Palmer Square Capital Management LLC (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.00% of the Fund’s average daily net assets.

The Advisor has contractually agreed to waive or reduce its management fees and/or reimburse expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, interest on borrowings, commitment fees relating to borrowings, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.50% of the Fund’s average daily net assets. This agreement is in effect until December 1, 2025, and it may be terminated before that date only by the Fund’s Board of Trustees.

The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment.  This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. The Fund has recovered all previously available expenses.

In addition, the Advisor has voluntarily agreed to waive its advisory fee payable by the Fund equal to the amount of the advisory fee payable on the Fund’s assets invested in the Palmer Square CLO Senior Debt ETF and the Palmer Square Credit Opportunities ETF. For the year ended July 31, 2025, the amount of advisory fees waived is reported under “Affiliated fund fee waived” on the Statement of Operations.

Palmer Square Opportunistic Income Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

July 31, 2025

UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian. The Fund’s fees incurred for fund accounting, fund administration, transfer agency and custody services for the year ended July 31, 2025, are reported on the Consolidated Statement of Operations.

Foreside Fund Services, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group), serves as the Fund’s distributor (the “Distributor”). The Distributor does not receive compensation from the Fund for its distribution services; the Advisor pays the Distributor a fee for its distribution-related services.

The Fund has a fee arrangement with its custodian, UMB Bank, n.a., which provides for custody fees to be reduced by earning credits based on cash balances left on deposit with the custodian. For the year ended July 31, 2025, no credits were earned to reduce total fees.

Certain trustees and officers of the Trust are employees of the Advisor and its affiliate. The Fund does not compensate trustees and officers affiliated with the Fund’s Advisor.

Note 4 – Federal Income Taxes

At July 31, 2025, the cost of securities on a tax basis and gross unrealized appreciation and depreciation on investments for federal income tax purposes were as follows:

Cost of investments	$545,309,918

Gross unrealized appreciation	$7,660,194
Gross unrealized depreciation	(11,610,946)

Net unrealized appreciation (depreciation) on investments	$(3,950,752)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires certain components of net assets to be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended July 31, 2025, permanent differences in book and tax accounting have been reclassified to Capital and Total accumulated earnings (deficit) as follows:

Increase (Decrease)
Total
Paid-in Capital	Accumulated Earnings/(Deficit)
$876	$(876)

Palmer Square Opportunistic Income Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

July 31, 2025

As of July 31, 2025, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$3,521,663
Undistributed long-term capital gains	961,422
Accumulated earnings (deficit)	4,483,085

Accumulated capital and other losses	-
Unrealized appreciation (depreciation) on investments	(3,950,752)
Unrealized appreciation (depreciation) on foreign currency translations, forwards, swaps, and options contracts	16,602
Total accumulated earnings (deficit)	$548,935

The fund utilized $0 of its capital loss carryforwards during the year ended July 31, 2025.

The tax character of distributions paid during the fiscal years ended July 31, 2025 and July 31, 2024 were as follows:

	2025	2024
Distributions paid from:
Ordinary income	$31,543,744	$30,127,100
Net long-term capital gains	599,215	-
Total taxable distributions	32,142,959	30,127,100
Total distributions paid	$32,142,959	$30,127,100

The Palmer Square Opportunistic Income Fund designates $599,215 as a long-term capital gain distribution.

Note 5 – Investment Transactions

For the year ended July 31, 2025, purchases and sales of investments, excluding short-term investments, futures contracts, options contracts, swaption contracts and swap contracts, were $388,261,678 and $314,685,015, respectively. Proceeds from securities sold short and cover short securities were $2,167,751 and $2,147,210, respectively, for the same period.

Note 6 – Shareholder Servicing Plan

The Fund has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.25% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended July 31, 2025, shareholder servicing fees incurred are disclosed on the Consolidated Statement of Operations.

Note 7 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Palmer Square Opportunistic Income Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

July 31, 2025

Note 8 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

●	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of July 31, 2025, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Assets
Investments
Bank Loans	$-	$67,506,039	$1,997,292	$69,503,331
Bonds
Asset-Backed Securities	-	355,998,265	-	355,998,265
Commercial Mortgage-Backed Securities	-	8,078,208	-	8,078,208
Corporate*	-	26,776,716	0	26,776,716
Common Equity	-	-	434,154	434,154
Exchange-Traded Funds	1,369,535	-	-	1,369,535
Short-Term Investments	79,198,957	-	-	79,198,957
Total Investments	80,568,492	458,359,228	2,431,446	541,359,166

Palmer Square Opportunistic Income Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

July 31, 2025

	Level 1	Level 2	Level 3	Total
Other Financial Instruments**
Forward Contracts	-	108,252	-	108,252
Total Assets	$80,568,492	$458,467,480	$2,431,446	$541,467,418

*	All corporate bonds held in the Fund are Level 2 securities. For a detailed break-out by major industry classification, please refer to the Consolidated Schedule of Investments.
**	Other financial instruments are derivative instruments, such as forward contracts and swap contracts. Forward contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:

	Asset-Backed Securities	Bank Loan	Common Equity
Beginning balance July 31, 2024	2,500,000	-	-
Transfers into Level 3 during the period	-	-	-
Transfers out of Level 3 during the period	(1,005,661)	-	-
Total realized gain/(loss)	(14,250)	-	-
Change in unrealized appreciation/(depreciation)	5,661	-	398
Net purchases	-	2,000,000	433,756
Return of Capital	-	-	-
Net sales	(1,485,750)	(2,708)	-
Balance as of July 31, 2025	-	1,997,292	434,154

The following table presents additional quantitative information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of July 31, 2025:

Asset Class	Fair Value at 7/31/2025	Valuation Technique(s)	Unobservable Input	Range of Input	Weighted Average of Input	Impact to Valuation from an Increase in Input(1)
Bank Loan	$1,997,292	Market Approach	Single Broker Quote	N/A	N/A	Increase
Common Equity	$429,069	Market Approach	Precedent Transaction	$22.53 $66.00	$65.30	Increase
Common Equity	$5,085	Market Approach	Single Broker Quote	$0.25 $13.00	$6.43	Increase
Corporate Bond	$-	Asset Approach	Expected Remaining Proceeds	N/A	N/A	Increase

(1)	This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.

Palmer Square Opportunistic Income Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

July 31, 2025

Note 9 – Derivatives and Hedging Disclosures

Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows.

The effects of these derivative instruments on the Fund's financial position and financial performance as reflected in the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations are presented in the tables below. The fair values of derivative instruments as of July 31, 2025 by risk category are as follows:

	Derivatives not designated as hedging instruments
	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Total
Assets
Unrealized appreciation on forward foreign currency exchange contracts	$-	$-	$108,252	$108,252
	$-	$-	$108,252	$108,252

	Derivatives not designated as hedging instruments
	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Total
Realized Gain (Loss) on Derivatives
Purchased option contracts	$-	$(300,967)	$-	$(300,967)
Forward contracts	-	-	(821,720)	(821,720)
Swap contracts	(54,235)	-	-	(54,235)
	$(54,235)	$(300,967)	$(821,720)	$(1,176,922)

	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Total
Net Change in Unrealized Appreciation/Depreciation on Derivatives
Purchased option contracts	$-	$161,695	$-	$161,695
Forward contracts	-	-	125,659	125,659
Swap contracts	21,939	-	-	21,939
	$21,939	$161,695	$125,659	$309,293

Palmer Square Opportunistic Income Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

July 31, 2025

The notional amount is included on the Consolidated Schedule of Investments. The quarterly average volumes of derivative instruments as of July 31, 2025 are as follows:

Derivatives not designated as hedging instruments
Credit contracts	Credit default swap contracts	Notional amount	$1,850,000
Equity contracts	Purchased option contracts	Notional amount	2,852,500
Foreign exchange contracts	Forward contracts - Short	Notional amount	(19,832,500)
Foreign exchange contracts	Forward contracts - Long	Notional amount	200,000

Note 10 - Disclosures about Offsetting Assets and Liabilities

Disclosures about Offsetting Assets and Liabilities requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented.

A Fund mitigates credit risk with respect to OTC derivative counterparties through credit support annexes included with ISDA Master Agreements or other Master Netting Agreements which are the standard contracts governing most derivative transactions between the Fund and each of its counterparties. These agreements allow the Fund and each counterparty to offset certain derivative financial instruments’ payables and/or receivables against each other and/or with collateral, which is generally held by the Fund’s custodian. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts specified in the agreement. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

The Fund did not hold swap contracts at July 31, 2025.

Note 11 – Investments in Affiliated Issuers

An affiliated issuer is an entity in which the Funds have ownership of a least 5% of the voting securities or any securities issued by Advisor. Issuers that are affiliates of the Funds at the beginning of the fiscal year are noted in the Funds’ Schedule of Investments. Additional security purchases and the reduction of certain securities shares outstanding of existing portfolio holdings that were not considered affiliated in prior years may result in the Fund owning in excess of 5% of the outstanding shares at period-end. The tables below reflect transactions during the period with entities that are affiliates as of July 31, 2025, and may include acquisitions of new investments, prior year holdings that became affiliated during the period and prior period affiliated holdings that are no longer affiliated as of period-end:

	Value Beginning of Period	Additions	Reductions	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value End of Period	Dividend Income
Exchange-Traded Funds - 0.3%
Palmer Square CLO Senior Debt ETF	$-	$1,249,727	$(787,027)	$(768)	$1,865	$463,797	$5,561
Palmer Square Credit Opportunities ETF	-	2,144,479	(1,241,621)	1,560	1,320	905,738	7,187
Total	$-	$3,394,206	$(2,028,648)	$792	$3,185	$1,369,535	$12,748

Palmer Square Opportunistic Income Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

July 31, 2025

	Shares Beginning of Period	Purchases	Sales	Stock Split	Shares End of Period
Exchange-Traded Funds
Palmer Square CLO Senior Debt ETF	-	61,623	(38,832)	-	22,791
Palmer Square Credit Opportunities ETF	-	104,725	(60,693)	-	44,032
Total	-	166,348	(99,525)	-	66,823

Note 12 – Line of Credit

The Fund together with other funds managed by the Advisor (together “Palmer Square Funds”) has entered into a Senior Secured Revolving Credit Facility (“Facility”) of $75,000,000 with UMB Bank, n.a. The Fund is permitted to borrow up to the lesser of the available credit line amount or an amount up to 10% of the adjusted net assets of the Fund. The purpose of the Facility is to finance temporarily the repurchase or redemption of shares of each fund. Borrowings under this agreement bear interest at the Wall Street Journal Prime rate minus 50bps, with a minimum rate of 6.00%. As compensation for holding the lending commitment available, the Palmer Square Funds are charged a commitment fee on the average daily unused balance of the Facility at the rate of 0.25% per annum. The commitment fees for the year ended July 31, 2025 were $22,602. The Fund did not borrow under the line of credit agreement during the year ended July 31, 2025.

PSOIX SPV has entered into a Senior Secured Revolving Credit Facility (“Facility”) of $75,000,000 with Bank of America, n.a. The Fund is permitted to borrow up to $75,000,000 under the Facility. The purpose of the Facility is to provide financing for investment purposes. Loans under the Facility may be base rate loans or SOFR loans. Base rate loans will bear interest at the highest of (a) the Federal Funds Rate plus 1/2 of 1%, (b) the Prime Rate in effect for such day (c) SOFR published on such day by the SOFR Administrator on the Federal Reserve Bank of New York’s website (or any successor source) plus 0.10% and (d) 0.00%. SOFR loans bear interest at the rate of 1.40% plus the Secured Overnight Financing Rate as administered by the Federal Reserve Bank of New York. The Facility requires the payment of 1.30% on the First Unused Amount (on and after the closing date and prior to the five-month anniversary of the closing date, $0; on and after the five-month anniversary of the closing date, the greater of $0 and an amount equity to 70% of the aggregate commitments minus total outstanding loans). The facility also requires the payment of 0.50% on the Second Unused Amount (on and after the closing date and prior to the five-month anniversary of the closing date, aggregate commitments minus total outstanding loans; on and after the five-month anniversary of the closing date, the aggregate commitments minus the greater of total outstanding loans and 70% of the aggregate commitments). The Fund paid $203,185 as an upfront fee in connection with the extension of this Credit Agreement. Such amount is shown as Prepaid commitment fees in the Consolidated Statement of Assets and Liabilities, and it is being amortized over a three-year period from the date of payment. For the year ended July 31, 2025, the average daily balance outstanding and weighted average interest rate were $40,953,152 and 6.06%, respectively. The commitment fees and interest on borrowings for the year ended July 31, 2025 were $332,968 and $2,479,790, respectively. As of July 31, 2025, the outstanding line of credit balance was $40,900,000. The maximum amount borrowed was $42,600,000 on June 10, 2025 through July 10, 2025.

Palmer Square Opportunistic Income Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

July 31, 2025

Note 13 – Capital Stock

The Fund is authorized as a Delaware statutory trust to issue an unlimited number of Shares. The minimum initial investment in the Fund by any investor is $100,000. However, there is no initial or subsequent investment minimums for accounts maintained by financial institutions (such as registered investment advisers and trusts) for the benefit of their clients who purchase shares through investment programs such as (1) fee-based advisory programs; (2) employee benefit plans (e.g., 401(k) or 457(b) retirement plans; (3) mutual fund platforms; and (4) consulting firms. In addition, there is no initial or subsequent investment minimum for Trustees or officers of the Fund, directors, officers and employees of Palmer Square Capital Management, LLC (the “Advisor”) or Foreside Fund Services, LLC (the “Distributor”) or any of their affiliates. Minimum investment amounts may be waived in the discretion of the Fund or the Advisor. The Distributor is not required to sell any specific number or dollar amount of the Fund’s shares but will use commercially reasonable efforts to sell the shares.

A substantial portion of the Fund’s investments will be illiquid. For this reason, the Fund is structured as a closed-end interval fund, which means that the Shareholders will not have the right to redeem their Shares on a daily basis. In addition, the Fund does not expect any trading market to develop for the Shares. As a result, if investors decide to invest in the Fund, they will have very limited opportunity to sell their Shares. For each repurchase offer the Board will set an amount between 5% and 25% of the Fund’s Shares based on relevant factors, including the liquidity of the Fund’s positions and the Shareholders’ desire for liquidity. A Shareholder whose Shares (or a portion thereof) are repurchased by the Fund will not be entitled to a return of any sales charge that was charged in connection with the Shareholder’s purchase of the Shares.

Pursuant to Rule 23c-3 under the Investment Company Act, on a quarterly basis, the Fund offers to repurchase at NAV outstanding shares of the Fund. The results of the repurchase offers conducted for the year ended July 31, 2025 are as follows:

Commencement Date	Repurchase Request Deadline	Repurchase Pricing date	Net Asset Value as of Repurchase Offer Date	Shares Repurchased	Amount Repurchased	Percentage of Outstanding Shares Repurchased
July 12, 2024	August 7, 2024	August 7, 2024	$18.06	799,434.787	$14,437,792.25	3.73%
October 11, 2024	November 6, 2024	November 6, 2024	$18.10	447,462.159	$8,099,065.08	1.96%
January 14, 2025	February 7, 2025	February 7, 2025	$18.03	650,041.684	$11,720,251.56	2.66%
April 11, 2025	May 2, 2025	May 2, 2025	$17.78	1,094,645.483	$19,462,796.69	4.14%

Note 14 – Unfunded Commitments

The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obliged to provide funding to the borrower upon demand. Unfunded loan commitments are fair valued in accordance with the valuation policy described in Note 2(a) and unrealized appreciation or depreciation, if any, is recorded on the Consolidated Statement of Assets and Liabilities. As of July 31, 2025, the total unfunded amount was 0.2% of the Fund’s net assets.

Palmer Square Opportunistic Income Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

July 31, 2025

As of July 31, 2025, the Fund had the following unfunded loan commitments outstanding:

Loan	Principal	Cost	Value	Unrealized Appreciation/ (Depreciation)
Accession Risk Management Group, Inc.	$1,043,333	$1,043,333	$1,043,333	$-
GC Ferry Acquisition I, Inc.	109,375	109,375	107,923	(1,452)
Raven Acquisition Holdings LLC	50,000	49,750	50,040	290

Note 15 – Market Disruption and Geopolitical Risks

Certain local, regional or global events such as war, acts of terrorism, the spread of infectious illnesses and/or other public health issues, financial institution instability or other events may have a significant impact on a security or instrument. These types of events and other like them are collectively referred to as “Market Disruptions and Geopolitical Risks” and they may have adverse impacts on the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Some of the impacts noted in recent times include but are not limited to embargos, political actions, supply chain disruptions, tariffs, bank failures, restrictions to investment and/or monetary movement including the forced selling of securities or the inability to participate impacted markets. The duration of these events could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment. The ultimate impact of “Market Disruptions and Geopolitical Risks” on the financial performance of the Fund’s investments is not reasonably estimable at this time. Management is actively monitoring these events.

Note 16 – New Accounting Pronouncements and Regulatory Updates

In November 2023, the FASB issued ASU 2023-07, “Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (“ASU 2023-07”),” which enhances disclosure requirements about significant segment expenses that are regularly provided to the chief operating decision maker (the “CODM”). ASU 2023-07, among other things, (i) requires a single segment public entity to provide all of the disclosures as required by Topic 280, (ii) requires a public entity to disclose the title and position of the CODM and an explanation of how the CODM uses the reported measure(s) of segment profit or loss in assessing segment performance and deciding how to allocate resources and (iii) provides the ability for a public entity to elect more than one performance measure. ASU 2023-07 is effective for fiscal years beginning after December 15, 2023, and interim periods within fiscal years beginning after December 15, 2024. Management has evaluated the impact of applying ASU 2023-07, and each Fund has adopted the ASU during the reporting period. The adoption of the ASU does not have a material impact on the financial statements. Required disclosure is included in Note 1.

Note 17 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.

The Fund declared the payment of a distribution to be paid, on September 19, 2025, to shareholders of record on September 18, 2025 as follows:

Long-Term Capital Gain	Short-Term Capital Gain	Income
$-	$-	$0.31533

Palmer Square Opportunistic Income Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

July 31, 2025

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees

and the Shareholders of the Palmer Square Opportunistic Income Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of the Palmer Square Opportunistic Income Fund (the “Fund”), including the consolidated schedule of investments, as of July 31, 2025, the related consolidated statement of operations and the consolidated statement of cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, consolidated financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the consolidated financial position of the Fund as of July 31, 2025, the results of its consolidated operations and consolidated cash flows for the year then ended, the changes in its consolidated net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of the Fund since 2014.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2025 by correspondence with the custodian, agent banks, and brokers or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

September 29, 2025

Palmer Square Opportunistic Income Fund

SUPPLEMENTAL INFORMATION (Unaudited)

Trustees and Officers Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (866) 933-9033. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office; Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees:
Megan Leigh Webber, CPA (born 1975) Trustee and Chairperson of the Board	Indefinite; Trustee since August 2014; Chairperson since February 2019	Financial Reporting Manager, The Anschutz Corporation (2000 - present). Supervising Audit Senior, KPMG, LLP (1997 - 2000).	1	Palmer Square Capital BDC Inc. (includes 1 portfolio); Palmer Square Funds Trust (includes 3 portfolios).
James Neville Jr. (born 1964) Trustee	Indefinite; Since August 2014	Portfolio Manager, Great Plains Principal Trading (January 2012 - present). Proprietary Trader (1987 - 2011).	1	Palmer Square Capital BDC Inc. (includes 1 portfolio); Palmer Square Funds Trust (includes 3 portfolios).

Palmer Square Opportunistic Income Fund

SUPPLEMENTAL INFORMATION (Unaudited) – Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office; Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Christopher C. Nelson (born 1974) Trustee	Indefinite; Trustee Since February 2024	Wealth Advisor, SeaCrest Wealth Management (2018-Present).	1	Palmer Square Capital BDC Inc. (includes 1 portfolio); Palmer Square Funds Trust (includes 3 portfolios).
Officers of the Trust:
Jeffrey Fox (born 1975) President and Treasurer	Indefinite; President since April 2020 and Treasurer since March 2017	President (March 2020 – present) and Managing Director (April 2013 – present), Palmer Square Capital Management LLC.	N/A	N/A
Scott Betz (born 1977) Chief Compliance Officer	Indefinite; Since April 2018

Chief Operating Officer, Palmer Square Capital Management, LLC (March 2018 – present). Chief Compliance Officer, Palmer Square Capital Management, LLC (March 2018 – March 2021). Chief Operating Officer, Scout Investments, (December 2010 – March 2018). Chief Compliance Officer, Scout Investments (May 2016 – January 2018).

			N/A	N/A

Palmer Square Opportunistic Income Fund

SUPPLEMENTAL INFORMATION (Unaudited) – Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office; Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Kelsie Thomas (born 1991) Secretary	Indefinite; Since May 2025	Compliance Officer, Palmer Square Capital Management, LLC (April 2024 – present). Vice President of Compliance, TortoiseEcofin (March 2020 - March 2024). Senior Compliance Professional, (January 2018 -March 2020).	N/A	N/A

The address for the Trustees and officers is 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205.

Palmer Square Opportunistic Income Fund

EXPENSE EXAMPLE

For the Six Months Ended July 31, 2025 (Unaudited)

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2025 to July 31, 2025.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	2/1/25	7/31/25	2/1/25-7/31/25
Actual Performance	$1,000.00	$1,028.60	$9.56
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.37	$9.49

*	Expenses are equal to the Fund’s annualized expense ratio of 1.90% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six month period). Assumes all dividends and distributions were reinvested.

Palmer Square Opportunistic Income Fund

Investment Advisor

Palmer Square Capital Management LLC

1900 Shawnee Mission Parkway, Suite 315

Mission Woods, Kansas 66205

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 East Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, Wisconsin 53212

Distributor

Foreside Fund Services, LLC

190 Middle Street, Suite 301

Portland, Maine 04101

www.acaglobal.com

FUND INFORMATION

	TICKER	CUSIP
Palmer Square Opportunistic Income Fund	PSOIX	611776 105

Privacy Principles of the Palmer Square Opportunistic Income Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Palmer Square Opportunistic Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting

The Fund’s proxy voting policies and procedures, as well as information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, are available, without charge and upon request by calling (866) 933-9033 or on the SEC’s website at www.sec.gov.

Fund Portfolio Holdings

The Fund files its complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the Fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to the use of Form N-PORT, the Fund filed its complete schedule of portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses and notice of annual and semi-annual reports availability and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those other members of your household, please call the Fund at (866) 933-9033.

Palmer Square Opportunistic Income Fund

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (866) 933-9033

(b) Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-866-933-9033.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Megan Webber is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	Palmer Square Opportunistic Income Fund	FYE 7/31/2025	FYE 7/31/2024
(a)	Audit Fees	$17,300	$17,200
(b)	Audit-Related Fees	N/A	N/A
(c)	Tax Fees	$2,700	$2,700
(d)	All Other Fees	N/A	N/A

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Palmer Square Opportunistic Income Fund	FYE 7/31/2025	FYE 7/31/2024
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)	All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

	Palmer Square Opportunistic Income Fund	FYE 7/31/2025	FYE 7/31/2024
(g)	Registrant Non-Audit Related Fees	N/A	N/A
(h)	Registrant’s Investment Advisor	N/A	N/A

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 7 of this Form.

(b)	Not Applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable for closed-end investment companies.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable for closed-end investment companies.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable for closed-end investment companies.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable for closed-end investment companies.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

In accordance with Rules 30b1-4 (new) & 206(4)-6 (new) & 204-2 (amended) of the Investment Advisers Act of 1940, Palmer Square Capital Management LLC (“Palmer Square”) is providing all clients with a summary of its proxy voting procedures.

●	Upon opening an account with Palmer Square, clients are given the option to delegate proxy-voting discretion to Palmer Square by completing the appropriate documents. Palmer Square will only exercise proxy-voting discretion over client shares in the instances where clients give Palmer Square discretionary authority to vote on their behalf.

●	It is Palmer Square’s policy to vote client shares primarily in conformity with Glass Lewis & Co. recommendations, in order to limit conflict of interest issues between Palmer Square and its clients. Glass Lewis & Co. and Palmer Square retain a record of all recommendations.

●	Glass Lewis & Co. is a neutral third party that issues recommendations based upon its own internal guidelines.

●	Palmer Square may vote client shares inconsistent with Glass Lewis & Co. recommendations if Palmer Square believes it is in the best interest of its clients. In such a case, Palmer Square will have on file a written disclosure detailing why they believe Glass Lewis & Co.’s recommendation was not in the client’s best interest.

●	In situations where there is a conflict of interest in the voting of proxies due to business or personal relationships that Palmer Square maintains with persons having an interest in the outcome of certain votes, Palmer Square will take appropriate steps to ensure that its proxy voting decisions are made in the best interest of its clients.

●	Palmer Square votes client shares via ProxyEdge, an electronic voting platform provided by Broadridge Financial Solutions, Inc. Additionally, ProxyEdge retains a record of proxy votes for each client.

●	Annually, Palmer Square will file Form N-PX with the SEC, which will contain -the fund’s complete proxy voting record.

●	Palmer Square’s Compliance Department will periodically review all proxy votes to ensure consistency with its procedures.

●	Upon request, clients can receive a copy of Palmer Square’s proxy voting procedures and Glass Lewis & Co.’s proxy voting guidelines.

●	These procedures are currently in effect.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) As of the filing date of this report on Form N-CSR, the portfolio managers of the Fund are as follows:

Christopher D. Long, Angie K. Long and Taylor R. Moore are jointly and primarily responsible for the day to day management of the Fund. Mr. Long and Ms. Long have managed the Fund since it commenced operations on August 29, 2014, and Mr. Moore has managed the Fund since December 1, 2019.

Christopher D. Long. Mr. Long is the President and founder of the Advisor and is responsible for the Advisor’s alternative investments business and credit business, managing both the firm’s investment activities and operations as well as defining its investment policy. Mr. Long was a Managing Director and Investment Committee Member at Prairie Capital Management, LLC (“Prairie”) from 2006 to 2009, where he was one of the team members responsible for the firm’s proprietary alternative investment products. Prior to joining Prairie, Mr. Long was at various New York City-based firms including Sandell Asset Management, Corp. (“Sandell”), a multi-billion multi-strategy hedge fund, where he, as a Research Analyst, invested in both equity and debt securities from 2005 to 2006. Prior to Sandell, he worked at Morgan Stanley in the Credit Derivatives and Distressed Securities Group as an Associate, focusing on the firm’s proprietary investments during the summer of 2004. Before Morgan Stanley, Mr. Long worked at TH Lee Putnam Ventures, a $1.1 billion private equity fund sponsored by Thomas H. Lee Partners and Putnam Investments, from 1999 to 2003. In that role, he was a member of the investment team investing over $200 million of capital and served as a director and board observer at certain companies in which the fund invested. Mr. Long started his career at JPMorgan & Co. in Leveraged Finance and Mergers & Acquisitions (FIG Group), advising corporations and private equity firms on investment banking and capital markets, from 1997 through 1999. Mr. Long received an MBA from the Harvard Business School in 2005, and an undergraduate degree in Economics, cum laude, from Princeton University in 1997.

Angie K. Long, CFA. Ms. Long has been the Chief Investment Officer of the Advisor since February 2011. She is a member of the Advisor’s Investment Committee and has key responsibilities for all investment-related activities with a particular focus on portfolio construction and risk management. Prior to joining Palmer Square, Ms. Long worked for JPMorgan Chase & Co. in New York from 1998 to 2011. There, she held a variety of management and trading roles, including Deputy Head of Credit Trading for North America, Head of High Yield Trading, and Head of Credit Derivatives Trading. She has been a trader within many products and strategies including high yield bonds, high yield credit derivatives, distressed debt, capital structure arbitrage and structured credit. Among other career achievements, Ms. Long is credited with creating the High Yield Debt Index, the first liquid credit trading index. She was named a managing director of JPMorgan Chase & Co. at age 29. She was responsible for building JPMorgan’s High Yield Credit Derivatives business and Credit Options business. Ms. Long holds the Series 7, 63, 4, 55, and 24 securities licenses. She received an AB degree in Economics from Princeton University in 1997 and is a CFA® charterholder.

Taylor R. Moore, CFA. Prior to joining Palmer Square, Taylor worked at JPMorgan Chase & Co. in New York and Delaware. Taylor was an integral part of the firm’s North American foreign exchange business serving as Associate Product Controller. In particular, Taylor played a key role in all financial operations and management of JPMorgan’s Forward and Spot foreign exchange trading desks. He began his career at JPMorgan as part of the firm’s Corporate Development Program, a two year selective leadership development program. Prior to JPMorgan Chase & Co., Taylor worked at Frontier Investment Bank, a boutique investment bank based out of Kansas City. He is also a CFA ® charterholder.

(a)(2) The following tables show information regarding accounts (other than the Fund) managed by each named portfolio manager as of July 31, 2025:

			With Advisory Fee based on Performance
Type of Accounts	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Christopher D. Long
Registered Investment Companies:	4	$1,316	0	$0
Other pooled investment vehicles:	57	$31,185	53	$29,089
Other accounts:	85	$2,803	0	$0

Angie K. Long, CFA
Registered Investment Companies:	7	$1,760	0	$0
Other pooled investment vehicles:	57	$31,185	53	$29,089
Other accounts:	59	$2,790	0	$0

Taylor R. Moore, CFA
Registered Investment Companies:	5	$617	0	$0
Other pooled investment vehicles:	0	$0	0	$0
Other accounts:	0	$0	0	$0

Portfolio Manager Potential Material Conflicts of Interest

It is possible that conflicts of interest may arise in connection with the portfolio managers' management of the Fund's investments on the one hand and the investments of other accounts or vehicles for which the portfolio managers are responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and the other accounts or vehicles the portfolio manager advises. In addition, due to differences in the investment strategies or restrictions among the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may provide more revenue to the Advisor. While this may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, the Advisor strives to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. In this regard, in the absence of specific account-related impediments, it is the policy of the Advisor to allocate investment ideas pro rata to all accounts with the same primary investment objective.

The goal of the Advisor is to provide high quality investment services to all of its clients, while meeting its fiduciary obligation to treat all clients fairly. The Advisor have adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients.

(a)(3) Portfolio Managers’ Compensation as of July 31, 2025.

The portfolio managers receive a fixed base salary. Each portfolio manager is an equity owner of the firm and shares in the firm’s profits. The portfolio managers’ compensation arrangements are not determined on the basis of specific funds or accounts managed.

(a)(4) Beneficial Ownership of Securities as of July 31, 2025.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Christopher D. Long	$10,001 - $50,000
Angie K. Long, CFA	$10,001 - $50,000
Taylor R. Moore, CFA	None

(b) Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 16. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The registrant did not have any Securities Lending Activities during the period covered by the report.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not Applicable.

(b) Not Applicable.

Item 19. Exhibits.

(a)	(1) Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2022 . Incorporated by reference to the Registrant’s Form N-CSR filed October 9, 2015.

(a)	(2) Not Applicable.

(a)	(3) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)). Filed herewith

(a)	(4) Not Applicable

(a)	(5) Not Applicable

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Palmer Square Opportunistic Income Fund

By (Signature and Title)	/s/ Jeffrey D. Fox
Jeffrey D. Fox, President and Principal Executive Officer Treasurer and Principal Financial Officer

Date	10/9/2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Jeffrey D. Fox
Jeffrey D. Fox, President and Principal Executive Officer Treasurer and Principal Financial Officer

Date	10/9/2025